UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Soliciting Material Pursuant to §240.14a-12

SB ONE BANCORP
(Name of Registrant as Specified In Its Charter)

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March 25, 2019
Dear Shareholder:
You are cordially invited to attend the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of SB One Bancorp, the holding company for SB One Bank, to be held on April 24, 2019, at 10:00 a.m., Eastern time, at the office of SB One Bancorp, located at 100 Enterprise Drive, Suite 700, Rockaway, New Jersey 07866.
The attached Notice of Annual Meeting of Shareholders and proxy statement describe the formal business that we will transact at the Annual Meeting.
The Board of Directors of SB One Bancorp has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interest of SB One Bancorp and its shareholders and unanimously recommends a vote “FOR” all such matters considered at the Annual Meeting. The Board of Directors of SB One Bancorp has also determined that an advisory vote on the compensation of our named executive officers occurring every year is the most appropriate alternative for SB One Bancorp and its shareholders and unanimously recommends a vote of every “1 YEAR” with respect to the frequency of such an advisory vote.
Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you cannot attend.
On behalf of the Board of Directors and the employees of SB One Bancorp and SB One Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.
Sincerely yours,
Anthony Labozzetta
President and Chief Executive Officer
IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT (844) 256-7328

SB ONE BANCORP
100 Enterprise Drive, Suite 700
Rockaway, New Jersey 07866
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Dear Shareholder:
Notice is hereby given that the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of SB One Bancorp (the “Company,” “we,” “us” or “our”) will be held at the time and place below and for the following purposes:
DATE	Wednesday, April 24, 2019
TIME	10:00 a.m. Eastern time
PLACE	SB One Bancorp 100 Enterprise Drive, Suite 700 Rockaway, New Jersey 07866
ITEMS OF BUSINESS	(1) Election of the five nominees named in the attached proxy statement as directors to serve on the Board of Directors for a three-year term.
(2) Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
(3) Consideration and approval of a non-binding advisory resolution on the compensation of our named executive officers.
(4) Consideration of a non-binding advisory vote on the frequency of the shareholder advisory vote on the compensation of our named executive officers.
(5) Consideration and approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock.
(6) Consideration and approval of the SB One Bancorp 2019 Equity Incentive Plan.
(7) Consideration of any other business properly brought before the Annual Meeting, or at any adjournment or postponement thereof.
RECORD DATE	The record date for the Annual Meeting is March 4, 2019. Only shareholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.
PROXY VOTING	You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please submit the enclosed proxy or voting instructions by mail. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
By Order of the Board of Directors,
Linda Kuipers
Secretary
Rockaway, New Jersey
March 25, 2019
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2019.
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available free of charge at http://www.snl.com/irweblinkx/GenPage.aspx?IID=4015338&GKP=203214.

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SB ONE BANCORP
100 Enterprise Drive, Suite 700
Rockaway, New Jersey 07866
(844) 256-7328
PROXY STATEMENT FOR THE
2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2019
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving these materials?
We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of SB One Bancorp is soliciting your proxy to vote at the 2019 Annual Meeting of Shareholders, which will be held on April 24, 2019, at 10:00 a.m., Eastern time, at the office of SB One Bancorp, located at 100 Enterprise Drive, Suite 700, Rockaway, New Jersey 07866. This proxy statement and proxy card are being mailed to shareholders on or about March 25, 2019. As used in this proxy statement, “we,” “us,” “our” and “Company” refer to SB One Bancorp and/or its subsidiaries, depending on the context. The term “Annual Meeting,” as used in this proxy statement, means the 2019 Annual Meeting of Shareholders and includes any adjournment or postponement of such meeting.
Who can vote at the Annual Meeting?
Only shareholders of record as of the close of business on Mach 4, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting. Each share of common stock outstanding as of the close of business on the Record Date will be entitled to one vote on each matter properly submitted at the Annual Meeting. On the Record Date, there were 9,501,741 shares of common stock issued and outstanding and entitled to vote. The Company has no other outstanding voting security.
Shareholder of Record: Shares Registered in Your Name
If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card by mail to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on Record Date, your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.
How do I vote?
For Proposal 1, you may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee you specify. For Proposal 4, you may vote for every “3 Years,” “2 Years” or “1 Year” or abstain from voting. For any other matter to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may (a) vote in person at the Annual Meeting or (b) vote by proxy using the enclosed proxy card, in each case as described below. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

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To vote in person, attend the Annual Meeting and we will give you a ballot when you arrive.

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To vote by proxy, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the designated proxy holders will vote your shares as you direct.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares “FOR” Proposals 1, 2, 3, 5 and 6 and every “1 YEAR” for Proposal 4 as set forth in the Notice of Annual Meeting of Shareholders.
If any other matter is presented at the Annual Meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion in the best interest of the Company and its shareholders. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of Annual Meeting of Shareholders.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, also referred to as holding shares in “street name,” you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting are present at the Annual Meeting in person or represented by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of common stock present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.
What are broker non-votes?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee may vote the shares with respect to matters that are considered to be “routine” under New York Stock Exchange Rules (“NYSE”), which govern NYSE brokerage members, but may not vote the shares with respect to “non-routine” matters. Proposals 1, 3, 4, 5 and 6 are considered “non-routine” and Proposal 2 is considered “routine” under current NYSE rules.
What am I voting on and how many votes are needed to approve each proposal?
Proposal 1: Election of Directors.   Directors will be elected by a plurality of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of  “FOR” votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Accordingly, the five nominees receiving the most “FOR” votes will be elected as directors. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the election of directors. You may not vote your shares cumulatively for the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.   The ratification of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019 will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
Proposal 3: Consideration and Approval of a Non-Binding Advisory Resolution on the Compensation of our Named Executive Officers.   The approval of the non-binding advisory resolution on the compensation of our named executive officers will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
Proposal 4: Consideration of a Non-Binding Advisory Vote on the Frequency of the Shareholder Advisory Vote on the Compensation of our Named Executive Officers.   The alternative (either every “3 YEARS,” “2 YEARS” or “1 YEAR”) receiving the greatest number of votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal will be the frequency that shareholders will be deemed to have approved. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
Proposal 5: Consideration and Approval of an Amendment to our Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock.   The approval of the amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
Proposal 6: Consideration and Approval of the SB One Bancorp 2019 Equity Incentive Plan.   The approval of the SB One Bancorp 2019 Equity Incentive Plan (the “2019 Equity Plan”) will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
How does the Board recommend that I vote my shares?
Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board. The Board’s recommendation for each proposal, together with the description of each proposal, is set forth in this proxy statement. The Board recommends that you vote as follows:
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“FOR” the election of the five nominees to the Board;

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“FOR” the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

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“FOR” the approval of the non-binding advisory resolution on the compensation of our named executive officers;

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“1 YEAR” for the frequency of the shareholder advisory vote on the compensation of our named executive officers;

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“FOR” the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock; and

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“FOR” the approval of the 2019 Equity Plan.

With respect to any other matter that properly comes before the Annual Meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion in the best interest of the Company and its shareholders. As of the date of this proxy statement, the Board had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.
May I change my vote after submitting my proxy card?
Yes. You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record, you may revoke your proxy in any one of the following three ways:
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filing a timely written revocation of the proxy with our Secretary;

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submitting a signed proxy card bearing a later date; or

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attending the Annual Meeting and voting in person.

If your shares are not registered in your own name, you will need appropriate documentation from the shareholder of record to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of the shares. If your shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by such party.
Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.
Who will bear the expense of soliciting proxies?
We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.
When are shareholder proposals due for the 2020 Annual Meeting of Shareholders?
If you wish to submit proposals to be included in our proxy statement for the 2020 annual meeting of shareholders, we must receive them on or before November 26, 2019, pursuant to the proxy soliciting regulations of the Securities and Exchange Commission (the “SEC”). Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In addition, under our Second Amended and Restated By-laws, if you wish to nominate a director or bring other business before the 2020 annual meeting of shareholders, the following criteria must be met: (i) you must be a shareholder of record; (ii) you must have given timely notice in writing to our Secretary; and (iii) your notice must contain specific information required in Section 2.11 or 3.23 of our Second Amended and Restated By-laws, as applicable. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at our principal executive offices between December 26, 2019 and January 25, 2020; provided, however, that in the event that the 2020 annual meeting of shareholders is called for a date that is not within 30 days before or after the anniversary date of the Annual Meeting, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2020 annual meeting of shareholders was mailed or such public disclosure of the date of the 2019 annual meeting of shareholders was made, whichever first occurs. For additional information about our director nomination requirements, please see our Second Amended and Restated By-laws.

Obtaining an Annual Report on Form 10-K
We will provide a copy of our Annual Report on Form 10-K for the year ended December 31, 2018 (without exhibits) without charge, upon written request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. Requests should be made in writing to Linda Kuipers, Secretary, SB One Bancorp, 100 Enterprise Drive, Suite 700, Rockaway, New Jersey 07866. The Annual Report on Form 10-K is also available on the SEC’s website at www.sec.gov and on our website at www.sbone.bank by clicking on “Investors — SEC Filings.”

PROPOSAL 1
 ELECTION OF DIRECTORS
Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the five individuals listed in the table below for election as directors at the Annual Meeting. If you elect the nominees listed below, they will hold office until the 2022 annual meeting of shareholders or until their successors have been duly elected and qualified. All nominees are currently serving on our Board and have consented to being named in this proxy statement and to serve if elected.
If for any reason these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. The Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any nominee, pursuant to which such person was nominated to be a director.
Nominees	Term Expires	Position(s) Held
Richard Branca	2019	Director
Salvatore A. Davino	2019	Director
Anthony Labozzetta	2019	President and Chief Executive Officer; Director
Michael F. Lombardi	2019	Director
Robert McNerney	2019	Director
Vote Required
Directors are elected by a plurality of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on the election of directors. The five nominees receiving the highest number of  “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. You may not vote your shares cumulatively for the election of directors.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

INFORMATION ABOUT OUR BOARD OF DIRECTORS
Our Board currently consists of 13 directors and is divided into three classes as nearly equal in number as possible. Each class of directors serves a staggered, three-year term so that the term of office of a single class expires each year. Effective December 21, 2018, in connection with the consummation of the merger of Enterprise Bank NJ with and into SB One Bank, the Board appointed Messrs. Salvatore A. Davino and Michael F. Lombardi to the Board. Ms. Katherine Caristia’s term on the Board expires at this Annual Meeting and she will not be nominated for re-election. Set forth below are the names, ages and length of service of each of the nominees and the continuing and non-continuing members of our Board.
Nominees	Age(1)	Term Expires	Position(s) Held	Director Since
Richard Branca	71	2019	Director	2005
Salvatore A. Davino	77	2019	Director	2018
Anthony Labozzetta	55	2019	President and Chief Executive Officer; Director	2010
Michael F. Lombardi	70	2019	Director	2018
Robert McNerney	60	2019	Director	2011
Continuing Directors	Age(1)	Term Expires	Position(s) Held	Director Since
Patrick E. Brady	65	2020	Director	2005
Edward J. Leppert	58	2020	Chairman of the Board	2001
Michael X. McBride	65	2020	Director	2017
Dominick J. D’Agosta	77	2021	Director	2018
Mark J. Hontz	52	2021	Director	1998
Walter E. Loeffler	70	2021	Director	2018
Peter A. Michelotti	50	2021	Senior Executive Vice President and Chief Operating Officer; Director	2018
Non-Continuing Directors	Age(1)	Term Expires	Position(s) Held	Director Since
Katherine H. Caristia	65	2019	Director	2010

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At March 1, 2019.

The principal occupation, education and business experience, where applicable, of each nominee for election as a director and each continuing and non-continuing director are set forth below. The biographical descriptions below include the specific experience, qualifications, attributes and skills that led to the conclusion by the Board that such person should serve as a director of the Company. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years.
Nominees
Mr. Richard Branca is the owner and President of Bergen Engineering Company, an East Rutherford, New Jersey general contractor established in 1945 that builds commercial and industrial properties, hotels and printing plants. He is also the President of Branca Properties, which owns and manages over 1.3 million square feet of office, warehouse and retail space. Mr. Branca is also an investor in Concord Hospitality, an entity which owns or operates over 105 full and select service hotels throughout the United States and Canada. Mr. Branca’s broad based business experience has provided him with insight and understanding of many of the same issues that both our small business customers and we deal with today, including financial and strategic planning, capital allocation and management development.

Mr. Salvatore A. Davino is the owner and President of Fidelity Land Development Corp., which owns and manages shopping centers, office buildings and recreation centers. Mr. Davino was the Chairman of the Board of Enterprise Bank NJ and served as a trustee of Cathedral Healthcare Systems and the Chairman of the Board of Columbus Hospital. In addition, Mr. Davino serves as a trustee of the Board of John Cabot University in Rome, as the President of the Board of The Shepherds of Youth, on the Board of Overseers of Redemptoris Mater Seminary, as a member of the Board of Opportunity Project and as a commissioner of the Italian-American Heritage Commission.
Mr. Anthony Labozzetta has been our President and Chief Executive Officer since January 2010. He was previously an Executive Vice President of TD Bank from 2006 to 2010. Prior to joining TD Bank, Mr. Labozzetta served as the Senior Executive Vice President and COO of Interchange Financial Services Corporation until its acquisition by TD Bank in 2006. Mr. Labozzetta also previously served as the Chief Financial Officer of Interchange Financial Services Corporation. He was formerly a certified public accountant with Deloitte & Touche. With more than 30 years of banking experience, including strategic planning and growth, regulatory compliance, investor relations, risk management, mergers and acquisitions and management development, Mr. Labozzetta has extensive and diverse knowledge of the banking business.
Mr. Michael F. Lombardi is the senior officer of Lombardi & Lombardi, P.A., a personal injury law firm. He is a director and principal shareholder of Chefs International, Inc., a multi-unit casual restaurant operator. He is a principal of several real estate holding companies. He was a director of Enterprise Bank from 2004 until 2018, having served on the executive committee, loan committee, audit committee and ALCO committee.
Mr. Robert McNerney has been the owner of a real estate company, McNerney & Associates, Inc., since 1981. McNerney & Associates, Inc. provides appraisal, management, brokerage and development services throughout northern New Jersey and New York. He is a licensed appraiser and real estate broker in NJ and NY and holds an MAI and SRA designation from the Appraisal Institute. He holds a CRE designation from the Counselors of Real Estate, which is awarded to individuals nominated by their peers who possess extensive experience in the commercial real estate business. Mr. McNerney’s extensive experience in the real estate markets and as a business owner provides us valuable insight into the current market.
Continuing Directors
Mr. Patrick E. Brady has been the Chief Executive Officer of Heath Alliance for Care of Hackettstown, New Jersey, a not-for-profit corporation providing housing and services for the elderly, since 1995. Heath Alliance for Care, Inc. is parent to Heath Village, Inc. and Canterbury Village, Inc. Mr. Brady was also formerly a trustee of Cathedral Healthcare Systems. As a Chief Executive Officer, Mr. Brady has experience in many of the issues we deal with, including financial and strategic planning, technology and government relations.
Mr. Edward J. Leppert is a certified public accountant and founder of Leppert Group LLC, and has been in public practice since 1986. Effective January 1, 2012, he was elected Chairman of the Board of both the Company and SB One Bank. He previously served as Vice Chairman of the Board and has also served as the Chairman of the Audit, Executive, and Nominating and Corporate Governance Committees. His experience with financial and corporate governance matters and knowledge of the customers and communities in the northern New Jersey marketplace are beneficial to us.
Mr. Michael X. McBride, Esq. is an attorney and partner at Connell Foley LLP (“Connell Foley”) in Roseland, New Jersey. His practice focuses on real estate and construction. From 2010 through 2015, Mr. McBride served as Connell Foley’s Managing Partner. He is admitted to the New York State Bar and the New Jersey State Bar. Mr. McBride is a Board member of The Frank McBride Company Inc., a New Jersey construction and real estate company. He is a graduate of Stanford University and Georgetown University Law Center. Mr. McBride’s knowledge of the customers and communities in the northern New Jersey marketplace are beneficial to us and provides us valuable insight into the current market.

Mr. Dominick J. D’Agosta is retired and a banking industry veteran who began his career in 1959 at First Jersey National Bank. Over the course of nearly 55 years, Mr. D’Agosta has held senior management positions with various financial institutions (many of which have merged or consolidated), including National Westminster Corporation, Summit Bank Corporation, Fleet Bank Boston, Bank of America and Capital One. Mr. D’Agosta continues to serve the community through non-profit work. Currently, he is the Chairman of Youth Consultation Services (YCS) in Hackensack, New Jersey. He was past Chairman of both the Hudson County and Meadowlands Chambers of Commerce, and he is a Board member, and past Chair, for the Hudson/Bergen County Workforce Investment Board. Mr. D’Agosta previously held chair positions with the New Jersey City University Foundation and the Bon Secours Health Systems NJ with hospitals in Jersey City and Hoboken.
Mr. Mark J. Hontz is a partner in the Newton, New Jersey based law firm of Hollander, Strelzik, Pasculli, Hinkes, Wojcik, Gacquin, Vandenberg & Hontz, L.L.C. and has been a practicing lawyer since 1992. His experience counseling various clients and business entities has given him insight into many of the issues we deal with, including risk mitigation and corporate governance.
Mr. Walter E. Loeffler is a certified public accountant and managing member of Walter E. Loeffler, CPA, LLC, a CPA firm since 1986. Mr. Loeffler is also the President of Business Valuation Associates, Inc. since 1995. Mr. Loeffler’s experience includes consulting services for closely-held corporations, business valuations, forensic and traditional accounting services as well as tax return preparation. Mr. Loeffler was a Board member of Community Bank of Bergen County, NJ and the Chairman of their Audit Committee.
Mr. Peter A. Michelotti has been our Chief Operating Officer and Senior Executive Vice President since January 2018. He is a certified financial planner and he was previously the President and Chief Executive Officer as well as a Board member of Community Bank of Bergen County, NJ since January 2009. He held various other positions with Community Bank of Bergen County, NJ since 1987. He also has held several officer and director positions with banking related associations. Mr. Michelotti has more than 30 years of banking experience, including strategic planning, lending, regulatory compliance, risk management and operations.
Non-Continuing Directors
Ms. Katherine H. Caristia is a certified public accountant and has served as the Chief Operating Officer/Chief Financial Officer of Jan Packaging, Inc. of Randolph, New Jersey since 2001. She was previously the Controller of the Jan Group of Companies. Her accounting and prior business positions have given Ms. Caristia experience in the service, retail and financial sectors. Ms. Caristia’s financial and accounting background allowed her to provide insight to the Board on many of the issues we deal with on a daily basis. In addition, Ms. Caristia’s accounting experience qualified her to serve on our Audit Committee.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
The following are our executive officers who are not also members of the Board and therefore are not listed above:
Mr. Steven M. Fusco CMA CFM, age 52, has served as Chief Financial Officer and Senior Executive Vice President since 2010. Mr. Fusco also has served as the Chief Financial Officer of SB One Bank since June 2010. Mr. Fusco has over 30 years of banking experience, including managing accounting and treasury functions, strategic planning, risk management, regulatory compliance, operations, mergers and acquisitions and consulting. Prior to joining the Company and SB One Bank, Mr. Fusco served as a Vice President and Treasury Manager with Investors Bank and as the Chief Financial and Operating Officer and Executive Vice President of Mariner’s Bancorp and Mariner’s Bank. Mr. Fusco also served as the Treasurer and First Vice President for Interchange Bank during his 10 years at the bank. Mr. Fusco also serves on two non-profit Boards, including being Chairman of the Board for Financial Managers Society, Inc., which services financial professionals from community banks, thrifts, and credit unions.
Mr. George Lista, age 59, has served as the President and Chief Executive Officer of our subsidiary, Tri-State Insurance Agency, since 2001. Mr. Lista joined SB One Bank when we acquired Tri-State Insurance Agency in 2001. Mr. Lista served as Chief Operating Officer of Tri-State prior to its acquisition. Mr. Lista has 37 years of experience in the insurance industry.
Mr. Vito Giannola, age 42, has served as Senior Executive Vice President and Chief Banking Officer of SB One Bank since March 2018 and has been with SB One Bank since September 2010. Mr. Giannola has over 16 years of experience in retail, small business and government banking. Prior to joining SB One Bank, Mr. Giannola served as Retail Market Manager and Senior Vice President with TD Bank, where he held various positions throughout the bank. Mr. Giannola also held various positions with Chase and First Union (Wells Fargo).
Mr. Donald Haake, age 61, has served as Senior Executive Vice President for regional banking of SB One Bank since December 2018. Don previously served as President and CEO of Enterprise Bank NJ for the past 12 years. Prior to joining Enterprise Bank NJ, he was Senior Vice President and Division Executive for North Fork Bank’s 78 branch network in New Jersey and Rockland County, NY. Prior to North Fork Bank, Mr. Haake was the President and Chief Operating Officer of bcpbank, headquartered in Newark, NJ. He has also held senior management positions at The Bank of New York, where he directed the retail and business banking activities for their southern New Jersey operations. Earlier in his 39-year career, Mr. Haake held management positions at Merrill Lynch and Citibank.
Mr. Richard Glicini, age 57, was appointed to the role of Executive Vice President and Chief Administrative Officer of Sussex Bank in January 2019. Mr. Glicini also has served as the Senior Vice President and Chief Administrative Officer of SB One Bank since September 2016. In this role, Mr. Glicini is responsible for managing the Human Resources, Marketing and Communications and Facilities Management departments of SB One Bank. Mr. Glicini has 30 years of professional experience as a strategic business partner with a proven track record of leading complex organizational change initiatives. Prior to joining SB One Bank, Mr. Glicini held a series of senior executive roles with Pearson plc, the world’s largest education and testing company. As Senior Vice President of Human Resources for Pearson Education, Mr. Glicini was responsible for managing all human resources functions for Pearson Education’s 20,000 worldwide employees and most recently as Senior Vice President of Corporate Social Responsibility for Pearson Education, Mr. Glicini developed and led Pearson Education’s global social responsibility agenda.

CORPORATE GOVERNANCE
Board of Directors
The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in our day-to-day operations. Our executive officers and management oversee the day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman of the Board, the President and Chief Executive Officer, other key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).
The Board held 4 regularly scheduled meetings and 5 special meetings during the year ended December 31, 2018. Each incumbent director attended at least 75% of the total of  (i) the meetings of the Board held during the period for which he or she has been a director and (ii) the meetings of the committee(s) on which that particular director served during such period.
It is our policy to encourage directors and nominees to attend the Annual Meeting. At the 2018 annual meeting of shareholders, all members then serving on the Board were in attendance.
Board of Directors Independence
Rule 5605 of the NASDAQ Marketplace Rules (the “NASDAQ Listing Rules”) requires that independent directors compose a majority of a listed company’s board of directors. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Compensation committee members must also satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2) of the NASDAQ Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries. In addition to satisfying general independence requirements under the NASDAQ Listing Rules, members of a compensation committee must also satisfy independence requirements set forth in Rule 10C-1 under the Exchange Act and NASDAQ Listing Rule 5605(d)(2). Pursuant to Rule 10C-1 under the Exchange Act and NASDAQ Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a compensation committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company which is material to that member’s ability to be independent from management in connection with the duties of a compensation committee member, including: (a) the source of compensation of such member, including any consulting, advisory or other compensatory fee paid by the company to such member; and (b) whether such member is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of  “independent,” including those set forth in pertinent NASDAQ Listing Rules, as in effect from time to time. Consistent with these considerations, the Board has affirmatively determined that all of its directors, including the director nominees, satisfy general independence requirements under the NASDAQ Listing Rules, other than Messrs. Labozzetta and Michelotti. In making this determination, the Board found that none of the directors, other than Messrs. Labozzetta and Michelotti, had a material or other disqualifying relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each director, other than Messrs. Labozzetta and Michelotti, is “independent” as that term is defined under Rule 5605(a)(2) of the NASDAQ Listing Rules. The Board determined that Mr. Labozzetta, our President and Chief Executive Officer, and Mr. Michelotti, our Senior Executive Vice

President and Chief Operating Officer, are not independent directors by virtue of their respective current or former employment with us. The Board also determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees satisfies the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable.
Code of Ethics and Corporate Governance Guidelines
We have a Code of Conduct, which applies to all our directors, officers and employees. We also have a Senior Management Code of Ethics, which applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions for us, and which requires compliance with the Code of Conduct. The Senior Management Code of Ethics meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K.
We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting such information on our website at the internet address set forth below. We did not amend or grant any waivers of a provision of our Code of Ethics during 2018.
The Board adopted Corporate Governance Guidelines to assure that it will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board independence, composition and selection, Board meetings and involvement of senior executives, senior executive performance evaluation and succession planning, and Board committees and compensation.
The Code of Conduct, the Senior Management Code of Ethics and the Corporate Governance Guidelines are available on our website at www.sbone.bank. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
Board Leadership Structure and Role in Risk Oversight
Board Leadership Structure
The Board does not have a formal policy on separating the roles of Chairman of the Board and Chief Executive Officer and, if separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that no single, one-size fits all board leadership model is universally or permanently appropriate. The Board prefers to retain the flexibility to structure its leadership from time to time in any manner that is in our best interest and that of our shareholders. The positions of our Chairman of the Board and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the time, effort and energy that our Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow. The Board also believes that this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. The Board recognizes that depending on the circumstances other leadership models, such as combining the role of Chairman of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board may periodically review its leadership structure.
Board’s Role in Risk Oversight
Risk is an inherent part of the business of banking. Risks faced by us include credit risk relating to our loans and interest rate risk related to our balance sheet. The Board oversees these risks through the adoption of policies and by delegating oversight to certain Board committees, including the loan and asset-liability committees. These committees exercise oversight by establishing a corporate environment that promotes timely and effective disclosure, fiscal accountability and compliance with all applicable laws and regulations.
Committees of the Board of Directors
The Board has established three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership information as of the date of this proxy statement and meeting information for the year ended December 31, 2018, for each Board committee:
Name	Audit	Compensation	Nominating and Corporate Governance
Patrick E. Brady		X	X
Richard Branca		X
Katherine H. Caristia(1)**	X
Dominick J. D’Agosta			X
Mark J. Hontz	X	X*	X
Edward J. Leppert**	X	X	X*
Walter E. Loeffler**	X*
Robert McNerney			X
Michael X. McBride		X
Total meetings in 2018	6	6	4

*
Committee Chair

**
Financial Expert

(1)
Ms. Caristia’s term on the Board expires at this Annual Meeting.

Below is a description of each committee of the Board.
Audit Committee
The purpose of the Audit Committee is to assist the Board’s oversight of our accounting and financial reporting process, including our internal audit function and the audits of our financial statements.
The primary duties and responsibilities of the Audit Committee are to:
•
oversee and monitor the financial reporting process, internal audit function and internal controls and procedures;

•
appoint, compensate and oversee the work of the independent auditors;

•
review and evaluate the audited financial statements with management and the independent auditors and report any substantive issues found during the audit to the Board;

•
review and approve all transactions with related persons; and

•
provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department and the Board.

The Audit Committee is also responsible for the pre-approval of all audit, review, attest and non-audit services provided by our independent auditors. The Audit Committee pre-approved 100% of the services performed by the independent registered public accounting firm during 2018.

The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee is currently chaired by Mr. Loeffler with Ms. Caristia and Messrs. Hontz and Leppert as members. The Board reviews the definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3 under the Exchange Act). The Board has also determined that Ms. Caristia and Messrs. Leppert and Loeffler each qualify as an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee has a written charter, which is available on our website at www.sbone.bank.
Compensation Committee
The purpose of the Compensation Committee is to review senior management’s performance and determine compensation, and review and set guidelines for compensation of all employees.
The primary duties and responsibilities of the Compensation Committee are to:
•
annually review and approve corporate and/or individual goals and objectives relevant to the compensation of the President and Chief Executive Officer, evaluate performance in light of those goals and objectives, and recommend to the Board the compensation level based on this evaluation;

•
annually review and recommend to the Board for the President and Chief Executive Officer and the senior executives (i) annual base salary, (ii) any annual and long-term incentives, and (iii) any special or supplemental benefits;

•
make recommendations to the Board with respect to profit sharing and equity-based compensation plans; and

•
review and adopt any necessary or desirable amendments or changes to any and all benefit, incentive compensation and equity-based plans.

The Compensation Committee has the authority to delegate its authority to subcommittees as it deems appropriate; provided, that any such subcommittee shall report to the entire Compensation Committee on its activities. The Compensation Committee also has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. During the past fiscal year, the Compensation Committee engaged Meridian Compensation Partners, a compensation consulting firm, to advise the Compensation Committee on peer group review, maintenance of incentive plans, governance calendars, proxy disclosures and compensation advice.
The Compensation Committee is currently chaired by Mr. Hontz, with Messrs. Brady, Branca, McBride and Leppert as members. The Board reviews the definition of independence for Compensation Committee members on an annual basis and has determined that all members of our Compensation Committee are independent (as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10C-1 under the Exchange Act). The Compensation Committee has a written charter, which is available on our website at www.sbone.bank.
Nominating and Corporate Governance Committee
The purpose of the Nominating and Corporate Governance Committee is to identify and evaluate individuals qualified to become directors, and periodically review our organizational documents and corporate governance policies.

The primary duties and responsibilities of the Nominating and Corporate Governance Committee are to:
•
identify, review and evaluate candidates to serve as directors (consistent with criteria approved by the Board);

•
recommend to the Board for selection candidates for election to the Board;

•
review and evaluate incumbent directors;

•
develop and oversee annual evaluations of the Board and its members, its committees and the Chief Executive Officer; and

•
annually review our corporate governance guidelines and insider trading policies and procedures.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. When we have an opening on the Board, we will always look at a diverse pool of candidates. It is the policy of the Nominating and Corporate Governance Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. When considering candidates for the Board, the Nominating and Corporate Governance Committee takes into account the candidate’s diversity, skills, such as an understanding of financial statements, financial reporting systems and our market area, and independence from management. We view and define diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election. The Nominating and Corporate Governance Committee also has the authority to retain any search firm to assist in the identification of director candidates. However, the Nominating and Corporate Governance Committee has not retained any such search firm, and we do not pay a fee to any third party to identify or evaluate director candidates.
The Nominating and Corporate Governance Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations are evaluated on the same basis as any recommendation from members of our Board or management. Recommendations should be sent to Linda Kuipers, Secretary, SB One Bancorp, 100 Enterprise Drive, Suite 700, Rockaway, New Jersey 07866. Director nominations by shareholders should be received by the Secretary between December 26, 2019 and January 25, 2020 for the 2020 annual meeting of shareholders. For additional information about our director nomination requirements, please see our Second Amended and Restated By-laws. As of the date of this proxy statement, the Nominating and Corporate Governance Committee and the Secretary had not received any shareholder nominations or recommendations for nominees in connection with the Annual Meeting. All nominees were nominated by the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee is currently chaired by Mr. Leppert, with Messrs. Brady, D’Agosta, Hontz and McNerney as members. The Board reviews the definition of independence for Nominating and Corporate Governance Committee members on an annual basis and has determined that all members of our Nominating and Corporate Governance Committee are independent (as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules). The Nominating and Corporate Governance Committee has a written charter, which is available on our website at www.sbone.bank.
Shareholder Communications with Our Board of Directors
Shareholders wishing to communicate directly with the independent members of the Board may send correspondence to Edward J. Leppert, Chairman of the Board, One County Road 560, Sandyston, New Jersey 07826.

EXECUTIVE COMPENSATION
Summary Compensation Table
The table below sets forth the compensation paid to our President and Chief Executive Officer and the two other most highly compensated executive officers, or collectively, the named executive officers, during each of the last two completed fiscal years (or the completed fiscal years during which the executive was a named executive officer, if less).
Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Anthony Labozzetta, President and Chief Executive Officer	2018	529,813	290,984	290,989	117,525	1,229,311
	2017	437,908	165,567	165,567	106,383	875,425
Steven M. Fusco, Senior Executive Vice President and Chief Financial Officer	2018	288,897	118,994	119,003	8,927	535,821
	2017	238,341	72,224	72,224	8,127	390,916
George Lista, Chief Executive Officer, Tri-State Insurance Agency	2018	200,729	46,472	46,494	179,558	473,253
	2017	185,633	36,164	36,164	170,871	428,832

(1)
The amounts set forth represent the aggregate grant date fair value of the stock awards and option awards, computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that the named executive officers will recognize. Assumptions used in the calculation of these amounts are included in Note 18 — Stock Incentive Plans to our fiscal year 2018 consolidated financial statements, which is included in our Annual Report on Form 10-K filed with the SEC on March 16, 2019.

(2)
Amounts in this column are set forth in the table below and include life insurance premiums, 401(k) employer contributions, health savings account (“HSA”), contributions, SERPs, contributions and commissions. The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to salaried employees and do not discriminate in scope, terms and operation. In addition, for 2018, the named executive officers were provided certain non-cash perquisites and personal benefits that did not exceed $10,000 in the aggregate for any individual and are not included in the reported figures.

Name	Life Insurance Premiums ($)	401(k) Employer Contributions ($)	HSA Contributions ($)	SERP Contributions ($)	Commissions ($)	Total ($)
Anthony Labozzetta	2,431	7,950	—	107,144	—	117,525
Steven M. Fusco	977	7,950	—	—	—	8,927
George Lista	2,358	7,950	1,250	—	168,000	179,558

Outstanding Equity Awards at Fiscal Year-End Table
The table below sets forth information regarding our named executive officers’ stock options and stock awards outstanding at December 31, 2018, whether granted in 2018 or earlier, including awards that have been transferred other than for value.
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Anthony Labozzetta(2)	2/24/2016	4,486	6,730	12.83	2/23/2026	7/31/2018	8,291	169,468
	2/6/2015	3,915	2,611	10.25	2/6/2025	2/28/2018	5,699	116,488
	11/5/2014	14,400	3,600	9.97	11/5/2024	1/25/2017	12,710	259,792
						2/9/2016	3,729	76,221
Steven M. Fusco(3)	2/24/2016	2,400	3,600	12.83	2/23/2026	7/31/2018	4,560	93,206
	2/6/2015	2,628	1,753	10.25	2/6/2025	2/28/2018	2,486	50,814
	11/5/2014	7,200	1,800	9.97	11/5/2024	1/25/2017	6,400	130,816
						2/9/2016	1,584	32,377
George Lista(4)	—	—	—	—	—	7/31/2018	3,316	67,779
						3/1/2018	1,222	24,978
						1/25/2017	2,667	54,513
						2/24/2016	334	6,827

(1)
Market value is calculated on the basis of  $20.44 per share, which is the closing sales price for our common stock on December 31, 2018, the final trading day of the year.

(2)
3,729 shares will vest February 9, 2019; 8,291 shares will vest over three years beginning July 31, 2019; 5,699 shares will vest over three years beginning February 28, 2019; 8,000 shares will vest over four years beginning January 25, 2019; and 4,710 shares will vest over two years beginning January 25, 2019.

(3)
1,584 shares will vest February 9, 2019; 4,560 shares will vest over three years beginning July 31, 2019; 2,486 shares will vest over three years beginning February 28, 2019; 4,400 shares will vest over four years beginning January 25, 2019; and 2,000 shares will vest over two years beginning January 25, 2019.

(4)
334 shares will vest February 24, 2019; 3,316 shares will vest of three years beginning July 31, 2019; 1,222 shares will vest over three years beginning March 1, 2019; and 2,667 shares will vest over four years beginning January 25, 2019.

Long-term Incentive Compensation
Long-term incentives are provided to the named executive officers through awards made under the equity plans established by the Company and SB One Bank from time to time.
Amended and Restated Executive Incentive and Deferred Compensation Plan
Under the SB One Bank Amended and Restated Executive Incentive and Deferred Compensation Plan (the “Plan”) our executives who are selected to participate in the Plan may earn awards paid in both cash and shares of our common stock; provided, that certain Company-wide and/or individual performance criteria are met. The Compensation Committee annually determines performance criteria for each participating executive. Grants of common stock are subject to a three-year vesting requirement, and all awards are subject to repayment in the event that it is subsequently determined that the performance metrics on which the award is based are subsequently determined not to have been satisfied, due to a financial restatement or otherwise. Participants in the Plan have the option to defer some or all of their compensation or cash incentive awards. Amounts so deferred will earn interest at a rate equal to the average interest rate earned by SB One Bank on its investment portfolio.
2013 Equity Incentive Plan
Effective April 24, 2013, our shareholders approved the 2013 Equity Incentive Plan (the “2013 Equity Plan”). All employees, directors and other service providers are eligible to be granted awards under the 2013 Equity Plan. The 2013 Equity Plan provides for the issuance of  “incentive stock options” qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and “non-qualified stock options.” In addition, the 2013 Equity Plan may grant restricted stock awards, restricted stock units and unrestricted stock awards. The 2013 Equity Plan is administered by the Company’s Compensation Committee, which has the authority to select the employees, directors and other service providers who will be awarded stock-based incentives and determine the amount and other conditions of such awards subject to the terms of the 2013 Equity Plan. If the Company’s shareholders approve the 2019 Equity Plan at the Annual Meeting, no further awards will be made under the 2013 Equity Plan as of the Annual Meeting, and future awards will be made under and pursuant to the terms of the 2019 Equity Plan.
No option issued under the 2013 Equity Plan is exercisable after the 10th anniversary from the date it was granted. During the optionee’s lifetime, only the optionee can exercise the option. The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution. Pursuant to Section 422 of the Code as to incentive stock options, the aggregate fair market value of the stock for which any employee may be granted options, which first become exercisable in any calendar year, generally may not exceed $100,000. In addition, no incentive stock option may be made to any employee owning more than 10% of our shares unless the exercise price is at least 110% of the share’s fair market value and such option is not exercisable more than five years following the option grant.
We will receive no monetary consideration for the granting of awards under the 2013 Equity Plan. Upon the exercise of options, we receive payment from optionees in exchange for shares issued. During the last fiscal year, we did not adjust or amend the exercise price of stock options previously awarded.
In the event of any increase or decrease in the number of outstanding shares of common stock, or in the event such shares are changed into or exchanged for a different number or kind of shares or other securities of ours on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, the Compensation Committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the Compensation Committee determines to be necessary to prevent dilution or enlargement of the rights of participants.
Subject to the exceptions described below, upon the occurrence of a “change in control,” as defined in the 2013 Equity Plan, all outstanding shares of restricted stock and all stock units will become immediately vested, and the shares of stock subject to outstanding stock units will be delivered immediately before the occurrence of the change in control. In addition, either of the following two actions will be taken:
•
15 days before the scheduled completion of the change in control, all options will become immediately exercisable and will remain exercisable for a period of 15 days, which exercise will be effective upon the consummation of the change in control; or

•
instead of providing for accelerated vesting in awards under the 2013 Equity Plan in connection with the change in control, the Compensation Committee may provide that awards, whether or not exercisable, will be terminated and the holders of awards will receive a cash payment, or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment, equal to the value of the award.

•
In general, a “change in control” means:

◦
a person or group becomes the beneficial owner of more than 50% of the combined voting power of our voting stock on a fully diluted basis;

◦
a merger or consolidation of our Company, other than any such transaction in which the holders of our voting securities prior to the transaction own at least a majority of the voting power of the surviving entity immediately after the transaction;

◦
a sale of substantially all of our assets to another person or entity; or

◦
the dissolution or liquidation of our Company.

If we are the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities that does not constitute a change in control, any option outstanding under the 2013 Equity Plan will apply to the securities to which a holder of the number of shares of common stock subject to the option would have been entitled immediately following the transaction, with a corresponding proportionate adjustment of the option exercise price.
The Compensation Committee may provide for different provisions to apply to an award under the 2013 Equity Plan than those described above.
We may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligations with respect to the Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in such award agreement. We may annul an outstanding award if the grantee thereof is an employee and is terminated for “Cause” as defined in the applicable award agreement or the 2013 Equity Plan, as applicable.
Employment Agreements and Other Material Agreements
Anthony Labozzetta
The Company and SB One Bank are parties to an employment agreement with Mr. Labozzetta, pursuant to which he serves as President and Chief Executive Officer of the Company and SB One Bank. The employment agreement provides for a three-year term which is automatically extended for an additional year annually unless either party provides written notice terminating the automatic extension. The employment agreement provides that Mr. Labozzetta will receive a base salary of at least $315,000, subject to increase or decrease as determined by the Board. Pursuant to the terms of his employment agreement, Mr. Labozzetta was granted 50,000 shares of our common stock, subject to forfeiture and restricted from transfer during the “Restricted Period,” as such term is defined in the employment agreement. 80% of these shares were vested as of January 1, 2016 and the remaining 20% vested on January 1, 2017. He is also entitled to receive customary fringe benefits, including an automobile, consistent with his position as President and Chief Executive Officer of the Company and SB One Bank.
Mr. Labozzetta’s employment agreement permits us to terminate him for cause (as defined in the agreement) at any time. In the event Mr. Labozzetta is terminated for any reason other than cause, or in the event Mr. Labozzetta resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 50 miles from its location on the date of the employment agreement, or his compensation or other benefits are reduced, Mr. Labozzetta, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the employment agreement, or one year, whichever is greater. In addition, we will continue to provide Mr. Labozzetta with certain insurance and other benefits through the end of the term of the employment agreement.
Mr. Labozzetta’s employment agreement also contains a change in control provision which would entitle Mr. Labozzetta to receive an amount equal to the base salary he would have received had the employment agreement terminated according to its term, except that after the fifth anniversary of

Mr. Labozzetta’s employment, he will be entitled to a payment equal to 2.99 times his then current base salary and 2.99 times the greater of the last bonus actually paid to him or his current bonus eligibility, assuming he performed at the targeted level. Mr. Labozzetta’s employment agreement also contains a “gross-up payment” in the event any excise tax is imposed on the benefits payable to Mr. Labozzetta upon a change in control. Mr. Labozzetta would also be entitled to continuation of his health, medical, hospital and life insurance benefits for a period of three years.
On July 20, 2011, we entered into a SERP, a non-qualified defined contribution pension plan that provides supplemental retirement income for Mr. Labozzetta. The SERP was effective as of January 1, 2011. Based on the attainment of certain annual performance targets, we will make annual contributions up to a maximum of 22% of Mr. Labozzetta’s annual base salary to the SERP for the benefit of Mr. Labozzetta. Any amounts credited to the SERP will accrue interest equal to that paid by U.S. 10-year Treasury Notes for each applicable year. The SERP provides for the benefits to be paid monthly over a five-year period commencing the first day of the month following the later of Mr. Labozzetta’s 65th birthday, normal retirement age or termination of employment.
If Mr. Labozzetta’s employment is terminated before normal retirement age, absent a change in control and other than by us for cause, the amount of the benefit payable to Mr. Labozzetta would be a 100% vested interest in his account if he completed at least 10 years of plan participation. If Mr. Labozzetta is terminated by us without cause or as a result of Mr. Labozzetta’s Resignation for Good Reason (as defined in the SERP), Mr. Labozzetta would be entitled to a 100% vested interest in his account regardless of the number of years of plan participation. If Mr. Labozzetta is employed by us at the time of a Change of Control (as defined in the SERP), Mr. Labozzetta would automatically be entitled to a 100% vested interest in his account regardless of the number of years of plan participation. If Mr. Labozzetta would become disabled or die before reaching normal retirement age, either he or his beneficiary would be entitled to a 100% vested interest in his account. The SERP also contains a restrictive covenant conditioning Mr. Labozzetta’s receipt of the benefits on his compliance with the non-compete provisions as defined in his employment agreement.
Steven M. Fusco
The Company and SB One Bank entered into an employment agreement, dated June 23, 2010, with Mr. Fusco, pursuant to which he serves as Executive Vice President and Chief Financial Officer of the Company and SB One Bank. The employment agreement provides for a two-year term; provided, that at the end of the term, and each year thereafter, the term of the employment agreement shall automatically be renewed for an additional year until either party, by written notice provided at least 90 days prior to the end of the term, elects not to renew. The employment agreement provides that Mr. Fusco will receive a base salary of at least $160,000, subject to increase or decrease as determined by the Board. Mr. Fusco is also entitled to receive customary fringe benefits, including the use of a Company automobile.
Mr. Fusco’s employment agreement permits us to terminate his employment for cause (as defined in the agreement) at any time. In the event Mr. Fusco is terminated for any reason other than cause, or in the event Mr. Fusco resigns his employment because he is reassigned to a position of lesser rank or status than Chief Financial Officer, his place of employment is relocated by more than 50 miles from its location on the date of the employment agreement, or his compensation or other benefits are reduced, Mr. Fusco, or in the event of his death, his beneficiary, will be entitled to receive a lump sum payment equal to his base salary at the time of such termination or resignation for the remaining term of the employment agreement, or one year, whichever is greater. In addition, we will continue to provide Mr. Fusco with certain insurance and other benefits for the remaining term of the employment agreement, or one year, whichever is greater.
Mr. Fusco’s employment agreement also provides that upon the occurrence of a change in control, as such term is defined in the employment agreement, and in the event Mr. Fusco is subsequently terminated for reasons other than cause or in the event Mr. Fusco, within 18 months of the change in control, resigns his employment for good cause, he will be entitled to receive a lump sum severance payment equal to two times his then current base salary, which may be reduced, if necessary, to an amount which is one dollar ($1.00) less than an amount equal to three times Mr. Fusco’s “base amount,” as determined in accordance with such Section 280G of the Code.

George Lista
In September 2006, our Tri-State Insurance Agency subsidiary entered into an employment agreement with Mr. Lista. Under Mr. Lista’s employment agreement, he serves as the Chief Executive Officer of Tri-State Insurance Agency. The employment agreement provides for an initial term of five years ending December 31, 2011. The term of the employment agreement will automatically renew for two additional one-year periods unless either Mr. Lista or Tri-State Insurance Agency provides notice of an intention not to renew. Mr. Lista’s employment agreement has been renewed such that it will expire no earlier than December 31, 2019. Mr. Lista currently receives a base salary of  $200,729 annually, which is to be adjusted each January 1 to reflect the increase in the consumer price index. Mr. Lista is also entitled to receive commissions on insurance products sold by him, and he is also entitled to participate in the Plan.
Pursuant to the terms of Mr. Lista’s employment agreement, in the event his employment is terminated other than for cause, he will be entitled to receive his then-current base salary and insurance benefits for the remaining term of the employment agreement, which currently expires on December 31, 2019.

DIRECTOR COMPENSATION
Meeting Fees
Our non-employee directors receive an annual retainer of  $15,000, except for the Chairman of the Board who receives an annual retainer of  $75,000. In addition, non-employee directors, other than the Chairman of the Board, receive a per-meeting fee of  $750. Members of our committees also receive fees for committee service or for serving as the chair of a committee. The chair of our Audit Committee receives an annual retainer of  $2,000 and a per-meeting fee of  $1,000 and committee members receive a per-meeting fee of  $1,000. The chair of our Compensation Committee receives an annual retainer of  $2,000 and a per-meeting fee of  $750, and committee members receive a per-meeting fee of  $750. All members of the Nominating and Corporate Governance Committee receive a per-meeting fee of  $600.
Director Deferred Compensation Agreement
The Board originally adopted a Director Deferred Compensation Agreement (“DDCA”) for both SB One Bank and the Company in July 2006, which has subsequently been amended. Under the terms of the DDCA, a director may elect to defer all or a portion of his fees for the coming year. In June 2016, the Board of Directors adopted an amendment to the DDCA which supersedes the prior amendment from September 2015. The amendment, effective July 1, 2016, allows the Company’s Directors to elect to defer part or all of their fees into a stock account, consisting of the Company’s common stock, which is administered through a rabbi trust. The Company is responsible for submitting each director’s deferral to the trustee of the rabbi trust to be used for the purchase of the Company’s common stock. Distributions from the director’s stock account shall be made in the same medium, the Company’s common stock. The DDCA also provides an option to defer into a cash account that is credited with earnings at a rate equal to the average interest rate earned by us on our investment portfolio. The election of either stock or cash is completed by each director in advance of the year in which the fees are earned and cannot be changed for amounts deferred once the election is made for that year.
The participant’s benefit will be distributed to the participant or his beneficiary upon a change in control of the Company, the termination of the DDCA, the occurrence of an unforeseeable emergency, the termination of service or the participant’s death or disability. Upon distribution, a participant’s benefit will be paid in monthly installments over a period of ten years and will be paid in cash, to the extent such deferred amounts were credited with the average interest rate, and in stock, to the extent such deferred amounts were credits with the total return on our common stock.
Director Compensation Table
The table below sets forth information regarding compensation accrued or paid to our non-employee directors during the last fiscal year for their service on our Board. Directors who are also our employees receive no additional compensation for their service as directors and are not set forth in the table below.
Name	Fees Earned or Paid In Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Patrick E. Brady(4)	39,500	18,005	57,505
Richard Branca(4)	41,950	18,005	59,955
Katherine H. Caristia(4)	37,150	18,005	55,155
Dominick J. D’Agosta	33,575	18,005	51,580
Salvatore A. Davino	—	—	—
Mark J. Hontz(4)	67,300	18,005	83,305
Edward J. Leppert	74,750	46,991	121,741
Walter E. Loeffler	49,775	18,005	67,780
Michael F. Lombardi	—	—	—

Name	Fees Earned or Paid In Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Michael X. McBride(4)	34,800	18,005	52,805
Robert McNerney(4)	38,750	18,005	56,755
Timothy Marvil(5)	600	—	600

(1)
Includes retainer payments, meeting fees and committee and/or chairmanship fees earned during the fiscal year, whether such fees were paid currently or deferred.

(2)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to restricted stock awards and option awards granted to our directors. These amounts do not correspond to the actual value that the directors will recognize. Assumptions used in the calculation of these amounts are included in Note 18 — Stock Incentive Plans to our fiscal year 2018 consolidated financial statements, which is included in our Annual Report on Form 10-K filed with the SEC on March 16, 2019.

(3)
The following table lists the aggregate number of shares of restricted stock and options outstanding at year-end for each non-employee director:

Name	Restricted Stock(4) (#)
Patrick E. Brady(4)	1,314
Richard Branca(4)	1,314
Katherine H. Caristia(4)	1,314
Dominick J. D’Agosta	623
Salvatore A. Davino	—
Mark J. Hontz(4)	1,314
Edward J. Leppert	2,821
Walter E. Loeffler	623
Michael F. Lombardi	—
Michael X. McBride(4)	1,047
Robert McNerney(4)	1,314
(4)
Messrs. Brady, Branca, D’Agosta, Hontz, Loeffler, McNerney and McBride, and Ms. Caristia deferred $39,500, $41,950, $13,460, $16,788, $38,750, $24,888, $34,800, and $37,150, respectively, of their fees pursuant to the DDCA.

(5)
Mr. Marvil resigned from the Board effective January 21, 2018.

TRANSACTIONS WITH RELATED PERSONS
We have made in the past and, assuming continued satisfaction of generally applicable credit standards, expect to continue to make loans to directors, executive officers and their associates (i.e.corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of 10% or more). These loans have all been made in the ordinary course of our business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.
Other than the ordinary course lending transactions described above, which must be approved by our Board under bank regulatory requirements, all related-person transactions are reviewed and approved by our Audit Committee. This authority is provided to our Audit Committee under its written charter. In reviewing these transactions, our Audit Committee seeks to ensure that each transaction is no less favorable than a transaction with an unaffiliated third party.
Compensation arrangements for our directors and named executive officers are described above under the sections entitled “Director Compensation” and “Executive Compensation.”
Certain Related-Person Transactions
Other than compensation arrangements and ordinary course lending transactions that (i) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loan with persons that were not related to the Company and (ii) did not involve more than the normal risk of collectability or present other unfavorable features, the following is a description of transactions since January 1, 2018 to which we were a participant or will be a participant, and in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

We rent our Augusta, New Jersey office location from a real estate management company of which our executive officer, Mr. Lista, is a 50% owner. The lease expired in July 2017. The Company paid to the real estate management company $151,987 and $148,188 for the years ended December 31, 2018 and 2017, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth information regarding the beneficial ownership of shares of our common stock as of March 4, 2019, by (i) each director and nominee for director, (ii) each named executive officer, (iii) all our directors and executive officers as a group and (iv) each person who is known by us to beneficially own 5% or more of our outstanding common stock. Other than as set forth in this table, we are not aware of any individual or group that holds in excess of 5% of our outstanding common stock. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o SB One Bancorp, 100 Enterprise Drive, Suite 700, Rockaway, New Jersey 07866.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Outstanding
Directors and Named Executive Officers
Patrick E. Brady(2)	32,821	*
Richard Branca(3)	80,264	*
Katherine H. Caristia(4)	31,239	*
Dominick J. D’Agosta(5)	3,785	*
Salvatore A. Davino(6)	329,904	3.5%
Mark J. Hontz(7)	18,547	*
Edward J. Leppert(8)	138,014	1.5%
Walter E. Loeffler(9)	6,913	*
Michael F. Lombardi(10)	96,353	1.0%
Michael X. McBride(11)	8,885	*
Robert McNerney(12)	14,414	*
Anthony Labozzetta(13)	300,138	3.2%
Steven M. Fusco(14)	105,844	1.1%
George Lista(15)	84,666	*
Peter Michelotti(16)	38,253	*
Directors & Officers as a Group (14 persons)	1,364,196	14.4%
Other Shareholders:
The Banc Funds Company, L.L.C.(17) 20 North Wacker Drive Chicago, Illinois 60606	674,178	7.1%
RMB Capital Management, LLC(18) 115 S. LaSalle Street 34th Floor Chicago, Illinois 60603	667,747	7.0%

*
Less than 1% of the total outstanding shares of common stock.

(1)
This table is based solely upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 9,501,741 shares outstanding on March 4, 2019, plus any shares of common stock such person or group has the right to acquire within 60 days of March 1, 2019.

(2)
Consists of: (a) 13,266 shares as to which Mr. Brady has sole voting and investment power; (b) 1,314 unvested shares of restricted stock as to which he has sole voting power; and (c) 18,241 shares issuable pursuant to the DDCA.

(3)
Consists of: (a) 63,594 shares as to which Mr. Branca has sole voting and investment power; (b) 1,314 unvested shares of restricted stock as to which he has sole voting power; and (c) 15,356 shares issuable pursuant to the DDCA.

(4)
Consists of: (a) 22,184 shares as to which Ms. Caristia has sole voting and investment power; (b) 1,314 unvested shares of restricted stock as to which she has sole voting power; and (c) 7,741 shares issuable pursuant to the DDCA.

(5)
Consists of: (a) 2,500 shares as to which Mr. D’Agosta has sole voting and investment power; (b) 623 unvested shares of restricted stock as to which he has sole voting power; and (c) 662 shares issuable pursuant to the DDCA.

(6)
Consists of 329,904 shares as to which Mr. Davino has sole voting and investment power.

(7)
Consists of: (a) 7,549 shares as to which Mr. Hontz has sole voting and investment power; (b) 1,314 unvested shares of restricted stock as to which he has sole voting power; (c) 4,660 shares issuable pursuant to the DDCA; and (d) 5,024 shares held in an IRA for Mr. Hontz’s benefit as to which he has sole voting and investment power.

(8)
Consists of: (a) 54,361 shares as to which Mr. Leppert has sole voting and investment power; (b) 2,821 unvested shares of restricted stock as to which he has sole voting power; (c) 26,727 shares held in an IRA for Mr. Leppert’s benefit as to which he has sole voting and investment power; (d) 11,055 shares held in an IRA for his spouse which he has no voting or investment power; (e) 40,650 shares issuable pursuant to the DDCA; and (f) 2,400 shares issuable pursuant to options exercisable within 60 days of March 1, 2019.

(9)
Consists of: (a) 5,283 shares as to which Mr. Loeffler has sole voting and investment power; (b) 623 unvested shares of restricted stock as to which he has sole voting power; and (c) 1,007 shares issuable pursuant to the DDCA.

(10)
Consists of: (a) 36,137 shares as to which Mr. Lombardi has sole voting and investment power; (b) 56,979 shares held in by a profit sharing plan as to which he has sole voting power; (c) 288 shares issuable pursuant to the DDCA; (d) 1,815 shares where he has shared voting power with his father; and (e) 1,134 shares held in by an investment club as to which he has sole voting and investment power.

(11)
Consists of: (a) 5,378 shares as to which Mr. McBride has sole voting and investment power; (b) 1,047 unvested shares of restricted stock as to which he has sole voting power; and (c) 2,460 shares issuable pursuant to the DDCA.

(12)
Consists of: (a) 4,607 shares as to which Mr. McNerney has sole voting and investment power; (b) 1,314 unvested shares of restricted stock as to which he has sole voting power; and (c) 8,493 shares issuable pursuant to the DDCA.

(13)
Consists of: (a) 228,595 shares as to which Mr. Labozzetta has sole voting and investment power; (b) 33,739 unvested shares of restricted stock as to which he has sole voting power; (c) 7,646 shares held for the benefit of his sons as to which he has sole voting and investment power; (d) 3,809 shares held in an IRA for his spouse which he has no voting or investment power; and (e) 26,349 shares issuable pursuant to options exercisable within 60 days of March 1, 2019.

(14)
Consists of: (a) 50,814 shares as to which Mr. Fusco has sole voting and investment power; (b) 15,954 unvested shares of restricted stock as to which he has sole voting power; (c) 23,722 shares held in an IRA for Mr. Fusco’s benefit as to which he has sole voting and investment power; (d) 1,050 shares held for the benefit for his daughters as to which he has sole voting and investment power; and (e) 14,304 shares issuable pursuant to options exercisable within 60 days of March 1, 2019.

(15)
Consists of: (a) 75,975 shares as to which Mr. Lista has sole voting and investment power; (b) 7,588 unvested shares of restricted stock as to which he has sole voting power; and (c) 1,103 shares held in an IRA for Mr. Lista’s benefit as to which he has sole voting and investment power.

(16)
Consists of: (a) 13,981 shares as to which Mr. Michelotti has sole voting and investment power; (b) 2,335 unvested shares of restricted stock as to which he has sole voting power; (c) 90 shares held in an IRA for his spouse which he has no voting or investment power; and (d) 21,847 shares held in the name of P. Michelotti and Sons as to which he has shared voting power with Lawrence Michelotti, Jr.

(17)
Based on information provided by The Banc Funds Company, L.L.C. in a Schedule 13G/A filed with the SEC on February 12, 2019. The Banc Funds Company, L.L.C. is the beneficial owner of 674,178 shares and has sole voting power and sole dispositive power with respect to all of such shares.

(18)
Based on information provided by RMB Capital Management, LLC in a Schedule 13G filed with the SEC on February 142, 2019. RMB Capital Management, LLC is the beneficial owner of 667,747 shares and has shared voting power and shared dispositive power with respect to all of such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and we are required to disclose in this proxy statement any late filings or failures to file.
Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no other reports were required during the fiscal year ended December 31, 2018, we believe that, during the 2018 fiscal year, all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Set forth below is certain information, as of December 31, 2018, regarding our equity compensation plans for which we have previously obtained shareholder approval and our equity compensation plans for which we have not previously obtained shareholder approval.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by shareholders
2001 Stock Option Plan	—	—	—
2004 Equity Incentive Plan	—	—	—
2013 Equity Incentive Plan	69,123	11.10	36,332
Equity compensation plans not approved by shareholders	—	—	—
Total	69,123	11.10	36,332

PROPOSAL 2
 RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed BDO to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2019. This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects our independent auditors for the following fiscal year.
During our two most recently completed fiscal years, and through the date of our engagement of BDO, neither we nor anyone acting on our behalf has consulted with BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided by BDO to us that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.
One or more representatives of BDO will be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so, and such representatives will be available to respond to appropriate questions from shareholders.
Vote Required
The ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2018 will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the outcome of the vote.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Independent Registered Public Accounting Firm Fees and Services
During the fiscal years ended December 31, 2018 and 2017, we retained and paid BDO to provide audit and other services as follows:
	2018	2017
Audit Fees(1)	$355,040	$243,154
Audit-Related Fees(2)	$122,900	$137,846
Tax Fees(3)	$29,420	$26,500
All Other Fees	$—	$—
Total	$507,360	$407,500

(1)
Includes professional services rendered for the audit of our annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

(2)
Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions and other attest services not required by statute or regulation.

(3)
Tax fees include the following: preparation of state and federal tax returns, PA Bankshare tax return and assistance with calculating estimated tax payments.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2018 with management and our independent registered public accounting firm, BDO. The Audit Committee has discussed with BDO the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.
SB One Bancorp
Audit Committee
Walter Loeffler, Chair
Katherine H. Caristia
Mark Hontz
Edward J. Leppert
The Audit Committee Report above is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing we make under either the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3
 NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act requires us to provide our shareholders an opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement, commonly known as a “Say-on-Pay” advisory vote. This vote does not address any specific item of compensation, but rather the overall compensation of our named executive officers as disclosed in this proxy statement. After the Annual Meeting, and after reviewing the results of the advisory vote discussed in Proposal 4 below, the Board will decide how often the Company will hold future Say-on-Pay advisory votes until the next required shareholder vote on the frequency of the Say-on-Pay advisory vote is conducted, which is scheduled to be held at the 2025 annual meeting of shareholders.
Vote Required
The approval of the non-binding advisory resolution on the compensation of our named executive officers will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.
General
The compensation of our named executive officers is disclosed in the Summary Compensation Table and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, the Board believes that our executive compensation provides a strong link between each named executive officer’s compensation and our short and long-term performance. The objective of our executive compensation program is to provide compensation that is competitive based on our performance and aligned with the long-term interests of our shareholders.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, on an advisory basis, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.
Your vote on this proposal is advisory and therefore not binding on us, the Compensation Committee or the Board. Your advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to align our executive compensation with our best interest and that of our shareholders.

PROPOSAL 4
 NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE SHAREHOLDER ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act and Section 14A of the Exchange Act requires us to provide our shareholders an opportunity to vote, on a non-binding advisory basis, regarding the frequency of the Say-on-Pay advisory vote (as described in Proposal 3). In particular, shareholders may vote whether the Say-on-Pay advisory vote should occur every one, two or three years.
Vote Required
The alternative (either every “3 YEARS,” “2 YEARS” or “1 YEAR”) receiving the greatest number of votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal will be the frequency that shareholders will be deemed to have approved. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR EVERY “1 YEAR” AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
General
Our Board believes that its current executive compensation programs directly link executive compensation to its short and long-term financial performance and align the interests of its named executive officers with those of its shareholders. After careful consideration of this proposal, our Board has determined that an advisory vote on the compensation of our named executive officers that occurs every year is the most appropriate alternative for us, and therefore our Board recommends that you vote for an advisory vote on the compensation of our named executive officers occurring every year. Our Board believes that furnishing our shareholders with an annual executive compensation advisory vote will provide valuable feedback to the Compensation Committee and the Board on our compensation philosophy, policies and practices as disclosed in the proxy statement each year. We believe this voting frequency provides the highest level of communication between shareholders, on the one hand, and the Board and Compensation Committee, on the other hand.
Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of an advisory vote on the compensation of our named executive officers.

PROPOSAL 5
 AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
Our Restated Certificate of Incorporation currently provides that the total number of authorized shares of capital stock is 11,000,000, consisting of 10,000,000 shares of common stock and 1,000,000 shares of preferred stock. On January 23, 2019, the Board unanimously adopted a resolution recommending that our Restated Certificate of Incorporation be amended to increase the number of authorized shares of capital stock from 11,000,000 shares to 16,000,000 shares, consisting of 15,000,000 shares of common stock and 1,000,000 shares of preferred stock. The increase in the number of authorized shares of capital stock of the Company will not affect the number of authorized shares of preferred stock. If this proposal is approved by the shareholders, we will thereafter execute and submit to the State of New Jersey Department of Treasury a certificate of amendment to our Restated Certificate of Incorporation providing for the increase in the number of authorized shares of common stock. The increase will become effective at the close of business on the date the certificate of amendment is accepted for filing by the State of New Jersey Department of Treasury.
Vote Required
The approval of the amendment of our Restated Certificate of Incorporation to increase the number of authorized shares of common stock will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFIATE OF INCOROPRATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.
Proposed Amendment
If the proposed amendment is approved, the first sentence of paragraph (a) of Article V of our Restated Certificate of Incorporation will be amended in its entirety to read as follows:
(a)
The total authorized capital stock of the Corporation shall be 16,000,000 shares, consisting of 15,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, which may be issued in one (1) or more classes or series.

The remaining text of Article V of our Restated Certificate of Incorporation would remain unchanged.
Effect of the Proposed Amendment
If approved by our shareholders, the proposed amendment will become effective upon the filing of a certificate of amendment with the State of New Jersey Department of Treasury.
As of the Record Date, there were 9,501,741 shares of common stock issued and outstanding, no preferred stock issued or outstanding and 69,123 shares of common stock reserved for issuance upon exercise of options previously granted under our existing incentive plans.
While our authorized but unissued shares currently available for issuance are sufficient to meet our obligations to deliver shares under these previously granted stock options, after the issuance of shares to meet all such obligations we would have available for future issuance only approximately 429,136 shares of common stock if the proposal to increase the number of authorized shares of common stock is not approved by our shareholders.

The Board believes that it is in our best interest to increase the number of authorized shares of common stock in order to meet our possible future business and financing needs as they arise. Other than shares that will be reserved for issuance under our existing incentive plans and the 2019 Equity Plan, if approved, we do not currently have any other specific plans, agreements or understandings for the issuance of the additional shares. The Board believes that the availability of these additional shares will provide us with the capability and flexibility to issue common stock for a variety of purposes that the Board may deem advisable in the future. These purposes could include, among other things, raising additional capital, issuing stock for possible acquisition transactions, or for other corporate and business purposes. The proposed increase in the number of authorized shares of common stock would give our Board authority to issue additional shares of common stock from time to time without delay or further action by the shareholders except as may be required by applicable law or the NASDAQ Listing Rules.
The additional common shares authorized would be identical in all respects to our currently authorized shares of common stock. The issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and could dilute a shareholder’s percentage voting power. Holders of our common stock are not entitled to preemptive rights or other protections against dilution.
In the event that the proposal to increase the number of authorized shares of common stock is not approved, our current Restated Certificate of Incorporation would remain in effect in its entirety. In making this recommendation, the Board is retaining the ability to, without further vote by our shareholders, delay or abandon the proposed increase in the number of authorized common stock at any time if the Board concludes that such action would be in our best interest and that of our shareholders.

PROPOSAL 6
 APPROVAL OF THE SB ONE BANCORP 2019 EQUITY INCENTIVE PLAN
We are asking shareholders to consider and vote upon a proposal to approve the 2019 Equity Plan.
Upon the recommendation of the Compensation Committee, the Board on February 27, 2019 adopted the 2019 Equity Plan, subject to the receipt of shareholder approval at the Annual Meeting. The Board believes that approval of the 2019 Equity Plan is in the best interests of the Company and its shareholders.
If shareholders do not approve the 2019 Equity Plan, compensatory equity-based grants to employees, officers and directors of the Company and its subsidiaries will continue to be made under the 2013 Equity Plan to the extent shares of the Company’s common stock are available for issuance thereunder. The Board believes that, if the 2019 Equity Plan is not approved, our ability to align the interests of key persons with shareholders through equity-based compensation would be compromised, disrupting our compensation program and impairing our ability to recruit, retain, and reward key people or requiring us to shift our compensation plan to include more cash compensation.
Vote Required
The approval of the 2019 Equity Plan will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the outcome of the vote.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE SB ONE BANCORP 2019 EQUITY INCENTIVE PLAN.
Notable Features of the 2019 Equity Plan
As described in more detail below, certain notable features of the 2019 Equity Plan include:
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granting of options only at a per share exercise price at least equal to the fair market value of a share of our common stock on the grant date;

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granting of options with a ten-year maximum term;

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no repricing of options without prior shareholder approval;

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no liberal share recycling;

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no reload or “evergreen” share replenishment features; and

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providing for a one year minimum vesting period for time-based awards and a one year minimum performance period for performance-based awards.

Equity Awards Outstanding and Available
As of March 4, 2019, we had the following equity incentive compensation awards outstanding and shares remaining available for grant under the 2013 Equity Plan:
Equity Awards Outstanding and Available Summary
Stock options outstanding	69,123
Shares of restricted stock outstanding	109,313
Shares remaining available for grant under the 2013 Equity Plan	6,108
Weighted average exercise price of outstanding options	$11.10
Weighted average remaining term of outstanding options (in years)	6.2 years

Summary of the Material Terms of the 2019 Equity Plan
A summary of the material terms of the 2019 Equity Plan is set forth below. The following is qualified in its entirety by the full text of the 2019 Equity Plan, which is attached to this proxy statement as Appendix A and is incorporated by reference into this proposal. We encourage shareholders to read and refer to the complete plan document in Appendix A for a more complete description of the 2019 Equity Plan.
Purpose and Eligibility.   The purpose of the 2019 Equity Plan is (i) to provide eligible persons with an incentive to contribute to our success and to operate and manage our business in a manner that will provide for our long-term growth and profitability to benefit its shareholders and other important stakeholders, including its employees and customers, and (ii) to provide a means of obtaining, rewarding and retaining key personnel.
Equity awards may be granted under the 2019 Equity Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of ours or our subsidiaries or other affiliates, and to any other individuals who are approved by the Compensation Committee as eligible to participate in the 2019 Equity Plan. As of March 4, 2019, there were approximately 236 employees (including our three named executive officers) and 10 non-employee directors of the Company and its subsidiaries who would be eligible to participate in the 2019 Equity Plan. Only our employees or employees of our subsidiaries are eligible to receive incentive stock options.
Effective Date and Term.   The 2019 Equity Plan will become effective on the date of the Annual Meeting, subject to the receipt of shareholder approval of this proposal at the Annual Meeting, and will expire automatically on the day before the tenth (10th) anniversary of the effective date unless earlier terminated by the Board or in accordance with the terms of the 2019 Equity Plan.
Administration, Amendment and Termination.   The 2019 Equity Plan will generally be administered by a committee composed of not fewer than two directors of the Company designated by the Board, each of whom will be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “independent director” under the listing rules of any stock exchange or securities market on which our common stock is listed. The Compensation Committee currently administers the 2013 Equity Plan and, subject to shareholder approval of the 2019 Equity Plan, the Compensation Committee will administer the 2019 Equity Plan.
Except where the authority to act on such matters is specifically reserved to the Board under the 2019 Equity Plan or applicable law, the Compensation Committee will have full power and authority to interpret and construe all provisions of the 2019 Equity Plan, any award, and any award agreement, and take all actions and to make all determinations required or provided for under the 2019 Equity Plan, any award, and any award agreement, including the authority to:
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designate grantees of awards;

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determine the type or types of awards to be made to a grantee;

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determine the number of shares of our common stock subject to an award or to which an award relates;

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establish the terms and conditions of each award;

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accelerate the exercisability or vesting of an award or a portion thereof;

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prescribe the form of each award agreement;

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subject to limitations in the 2019 Equity Plan (including the prohibition on repricing of options without shareholder approval), amend, modify, or supplement the terms of any outstanding award; and

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make substitute awards.

The Board will also be authorized to appoint one or more committees of the Board consisting of one or more directors of the Company who need not meet the independence requirements above for certain limited purposes permitted by the 2019 Equity Plan, and to the extent permitted by applicable law, the Compensation Committee will be authorized to delegate authority to the President and Chief Executive Officer of the Company and/or any other officers of the Company for certain limited purposes permitted by the 2019 Equity Plan. The Board will retain the authority under the 2019 Equity Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2019 Equity Plan.
The Board may amend, suspend or terminate the 2019 Equity Plan at any time; provided that with respect to awards that are granted under the 2019 Equity Plan, no amendment, suspension or termination may materially impair the rights of the award holder without such holder’s consent. No such action may amend the 2019 Equity Plan without the approval of shareholders if the amendment is required to be submitted for shareholder approval by the Board or applicable law.
Awards.   Awards under the 2019 Equity Plan may be made in the form of:
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stock options, which may be either incentive stock options or nonqualified stock options;

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restricted stock;

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unrestricted stock;

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stock units; or

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any combination of the foregoing.

An “incentive stock option” is an option that meets the requirements of Section 422 of the Code and a “nonqualified stock option” is an option that does not meet those requirements. “Restricted stock” is an award of common stock subject to restrictions over restricted periods that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. “Stock units” are awards that represent a conditional right to receive shares of common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock, and may be settled in shares of common stock, cash, or a combination of both. “Unrestricted stock” is an award of common stock that is free of restrictions other than those imposed under federal or state securities laws.
The 2019 Equity Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would otherwise apply under the 2019 Equity Plan in the absence of the different terms and conditions in the award agreement. In the event of any inconsistency between the 2019 Equity Plan and an award agreement, the provisions of the 2019 Equity Plan will control.
Awards under the 2019 Equity Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2019 Equity Plan, other awards under another compensatory plan of the Company or any of its affiliates (or any business entity that has been a party to a transaction to the Company or any of the Company’s affiliates), or other rights to payment from the Company or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.
The Compensation Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Compensation Committee. Awards under the 2019 Equity Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to the Company or one of its subsidiaries or other affiliates.
Forfeiture; Clawback.   The Company may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligations with respect to the Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in such award agreement. If the grantee is an employee and is terminated for “Cause” (as defined in the 2019 Equity Plan), the Compensation Committee may annul the grantee’s award as of the date of the grantee’s termination.
In addition, any award granted pursuant to the 2019 Equity Plan will be subject to mandatory repayment by the grantee to the Company to the extent (i) set forth in the 2019 Equity Plan or in an award agreement, or (ii) the grantee is or becomes subject to a Company or affiliate clawback policy, or any applicable laws which impose mandatory recoupment.
Shares Subject to the 2019 Equity Plan.   Subject to adjustment as described below, the maximum number of shares of common stock available for issuance under the 2019 Equity Plan will be equal to the sum of  (i) 300,000 shares, plus (ii) the number of shares available for future awards under the 2013 Equity Plan as of the effective date of the 2019 Equity Plan, plus (iii) the number of shares related to awards outstanding under the 2013 Equity Plan as of the effective date of the 2019 Equity Plan which thereafter terminate by expiration, forfeiture, cancelation or otherwise without the issuance of such shares. The maximum number of shares of our common stock available for issuance pursuant to incentive stock options granted under the 2019 Equity Plan will be the same as the total number of shares of our common stock reserved for issuance under the 2019 Equity Plan. Shares issued under the 2019 Equity Plan may be authorized and unissued shares, or treasury shares, or a combination of the foregoing.
Any shares covered by an award, or portion of an award, granted under the 2019 Equity Plan that are forfeited or canceled, or expire or otherwise terminate without the issuance of shares, will again be available for issuance under the 2019 Equity Plan.
The number of shares available for issuance under the 2019 Equity Plan will not be increased by the number of shares of common stock: (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option; (ii) deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations; or (iii) purchased by the Company with proceeds from option exercises.
Terms and Conditions of Options.   Each option will become vested and exercisable at such times and under such conditions as the Compensation Committee may approve consistent with the terms of the 2019 Equity Plan. Each option will terminate on the day before the tenth (10th) anniversary of the option grant date; provided that if we were to grant incentive stock options to any ten percent shareholder, the option will terminate on the day before the fifth (5th) anniversary of the option grant date. Unless otherwise provided in the award agreement, (i) if a grantee’s service terminates other than for Cause and other than upon the grantee’s death or “Disability” (as defined in the 2019 Equity Plan), the option may be exercised for 30 days following the termination of the grantee’s employment or service; (ii) if a grantee’s service or employment terminates upon the grantee’s death, 100% of the shares underlying the option will accelerate in full and the option may be exercised for 12 months following the termination of the grantee’s employment or service; and (iii) if a grantee’s service or employment terminates upon the grantee’s Disability, 100% of the shares underlying the option will accelerate in full and the option may be exercised for six months following the termination of the grantee’s employment or service. Notwithstanding the foregoing, in no event may an option be exercised following the expiration of its term.
The exercise price of each option will be determined by the Compensation Committee, provided that the per share exercise price will be equal to or greater than 100% of the fair market value of a share of our common stock on the grant date (other than as permitted for substitute awards). If we were to grant incentive stock options to any ten percent shareholder, the per share exercise price will not be less than 110% of the fair market value of a share of our common stock on the grant date.
Incentive stock options and nonqualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may, in its discretion, determine that a nonqualified stock option may be transferred to family members by gift or other transfers deemed not to be for value.
Fair Market Value.   For so long as the common stock remains listed on the NASDAQ Stock Market, the fair market value of the common stock on an award grant date, or on any other date for which fair market value is required to be established under the 2019 Equity Plan, will be the closing price of the common stock as reported on the NASDAQ Stock Market on such date. If there is no such reported closing price on such date, the fair market value of the common stock will be the closing price of the common stock as reported on the NASDAQ Stock Market on the next preceding date on which any sale of common stock will have been reported.
If the common stock ceases to be listed on the NASDAQ Stock Market and is listed on another established national or regional stock exchange, or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the common stock on the applicable date as reported on such other stock exchange or established securities market.
If the common stock ceases to be listed on the NASDAQ Stock Market or another established national or regional stock exchange, or traded on another established securities market, the Compensation Committee will determine the fair market value of the common stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.
On March 4, 2019, the closing price of the common stock as reported on the NASDAQ Stock Market was $23.04 per share.
No Repricing.   Except in connection with a corporate transaction involving the Company (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without obtaining shareholder approval, (i) amend the terms of outstanding options to reduce the exercise price of such outstanding options, (ii) cancel outstanding options in exchange for options with an exercise price that is less than the exercise price of the original options, (iii) cancel outstanding options with an exercise price above the current price of common stock in exchange for cash or other securities, or (iv) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.
Terms and Conditions of Restricted Stock and Stock Units.   Subject to the provisions of the 2019 Equity Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock and stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the common stock subject to the award. Unless otherwise determined by the Compensation Committee, holders of shares of restricted stock will have the right during the restricted period to exercise full voting rights with respect to those shares and the right to receive any dividends declared or paid with respect to the shares. Holders of stock units will have no voting or dividend rights or other rights associated with ownership of our common stock, although the Compensation Committee may award cash payments equal to the per share dividend paid in respect of the underlying shares on such units.
The restrictions and the restricted period may differ with respect to each participant. An award of restricted stock or stock units will be subject to forfeiture if events specified by the Compensation Committee occur before the lapse of the restrictions.
Awards of restricted stock and stock units are generally nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.
Terms and Conditions of Unrestricted Stock.   The Compensation Committee may award unrestricted stock, free of any restrictions such as vesting requirements, in such amounts and upon such terms as the Compensation Committee may determine. Unrestricted Stock Awards may be granted or sold in respect of past services.
Forms of Payment.   The exercise price for any option or the purchase price (if any) for restricted stock is generally payable (i) in cash or in cash equivalents acceptable to the Company, (ii) to the extent the award agreement provides, by the tender (or attestation of ownership) of shares of our common stock having a fair market value on the date of tender (or attestation) equal to the exercise price or purchase price, (iii) to the extent permitted by law and to the extent permitted by the award agreement, through a broker-assisted cashless exercise, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable law, including net exercise or net settlement and service rendered to the Company or our affiliates.

Minimum Vesting Requirements.   As of the effective date, and except with respect to a maximum of 5% of the aggregate share limit under the 2019 Equity Plan, time-based vesting awards may not vest any more rapidly than the one year anniversary of the grant date, and awards which vest based on future performance must be subject to a performance period of at least 12 months. However, the Compensation Committee may provide for earlier vesting in the event of the grantee’s death or Disability, or in the event of a “Change in Control” (as defined in the 2019 Equity Plan).
Director Compensation Limit.   The maximum total compensation (including cash payments and the aggregate grant date fair value of awards granted under the 2019 Equity Plan) that may be paid to or granted in a calendar year to a non-employee director of the Board is $600,000. The foregoing limitation, however, will not apply to the extent that such director has been or becomes an employee of the Company during the calendar year.
Adjustment of Shares Subject to the 2019 Equity Plan.   In the event of any increase or decrease in the number of outstanding shares of common stock, or in the event such shares are changed into or exchanged for a different number or kind of shares or other securities of ours on account of any recapitalization, reclassification, stock split, reverse split, spin-off, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, the Compensation Committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price or purchase price relating to any award, in such manner as the Compensation Committee determines to be necessary to maintain the proportionate interests of participants.
Effect of a Change in Control.   Upon the occurrence of a Change in Control, and solely with respect to time-based vesting awards, all outstanding shares of restricted stock and all stock units will become immediately vested, and the shares of stock and/or cash subject thereto will be delivered immediately before the occurrence of the Change in Control. Solely with respect to awards which vest based on future performance, upon the occurrence of a Change in Control, such awards will become vested, if at all, immediately before the occurrence of the Change in Control based (i) first upon the actual achievement of the applicable performance goals (based on pro-rated performance metrics through a date reasonably proximal to the Change in Control) or, if actual performance is not determinable, then upon deemed achievement of target performance, and (ii) then further pro-rated based upon the ratio of the number of days from the first day of the applicable performance period to and including the date of the occurrence of such Change in Control to the total number of days in the applicable performance period, each as determined by the Compensation Committee. In addition, either or both of the following two actions will be taken:
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at least 15 days before the scheduled completion of the Change in Control, all options will become immediately exercisable and will remain exercisable for a period of 15 days, which exercise will be effective upon the consummation of the Change in Control, and/or

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the Compensation Committee may provide that awards will be terminated and the holders of awards will receive a cash payment or other securities having a value equal to the value of the award, determined by the price per share paid to holders of shares of common stock pursuant to the Change in Control (less the option exercise price, if applicable).

In general, a “Change in Control” means:
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a person or group becomes the beneficial owner of more than 50% of the combined voting power of the Company’s voting stock on a fully diluted basis;

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individuals who, on the effective date of the 2019 Equity Plan, constitute the Board (together with any new directors whose election was approved by at least a majority of the members of the Board then in office), cease to constitute a majority of the members of the Board then in office;

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a merger or consolidation of the Company, other than any such transaction in which the holders of the Company’s voting stock immediately prior to the transaction own at least a majority of the voting power of the surviving entity immediately after the transaction;

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a sale of substantially all of our assets to another person or entity; or

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the dissolution or liquidation of the Company.

If the Company is the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities that does not constitute a Change in Control, any option outstanding under the 2019 Equity Plan will apply to the securities to which a holder of the number of shares of common stock subject to the option would have been entitled immediately following the transaction, with a corresponding proportionate adjustment of the per share option exercise price.
Resale of Shares by Participants.   Shares of common stock issued pursuant to the 2019 Equity Plan will be eligible for sale by participants in the public market without restriction under the Securities Act of 1933, as amended (the “Securities Act”) except that any shares issued to an “affiliate” of the Company, as that term is defined in Rule 144 under the Securities Act, will be subject to the resale limitations of Rule 144.
A participant who is an affiliate of the Company may sell in the public market the shares issued to the participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of  (i) 1% of the then-outstanding shares of common stock and (ii) the reported average weekly trading volume of the then-outstanding shares of common stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to provisions relating to the manner and notice of sale and the availability of current public information about the Company.
Federal Income Tax Consequences
The following summarizes the federal income tax consequences of awards that may be granted under the 2019 Equity Plan.
Incentive Stock Options.   An optionholder will not realize taxable income upon the grant of an incentive stock option under the 2019 Equity Plan. In addition, an optionholder generally will not realize taxable income upon the exercise of an incentive stock option. An optionholder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an optionholder’s death or Disability, if an option is exercised more than three months after the optionholder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized below.
If an optionholder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the optionholder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the optionholder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.
Unless an optionholder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an optionholder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if the Company complies with applicable reporting requirements and Section 162(m) of the Code.

If an optionholder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the optionholder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.
Nonqualified Stock Options.   An optionholder will not realize taxable income upon the grant of a nonqualified stock option. When an optionholder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the optionholder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if the Company complies with applicable reporting requirements and Section 162(m) of the Code.
If an optionholder tenders shares in payment of part or all of the exercise price of a nonqualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the optionholder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the optionholder had paid the exercise price in cash.
Restricted Stock.   A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if the Company complies with applicable reporting requirements and Section 162(m) of the Code.
Stock Units.   A distribution of common stock or a payment of cash in satisfaction of stock units will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received or the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if the Company complies with applicable reporting requirements and Section 162(m) of the Code.
Unrestricted Stock.   A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and Section 162(m) of the Code.
Upon the holder’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Section 280G of the Code.   To the extent payments which are contingent on a change in control are determined to exceed certain limitations, such payments may be subject to a 20% excise tax, and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part. The 2019 Equity Plan includes a Section 280G “best after tax” provision, meaning, if any of the payments under the 2019 Equity Plan or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such a reduction would give the grantee a better after-tax result than if the grantee received the payments in full.
Tax Withholding.   Payment of the taxes imposed on awards made under the 2019 Equity Plan may be made by withholding from payments otherwise due and owing to the holder. Subject to the prior approval of the Company, the holder may elect to satisfy such obligations: (i) by causing the Company to withhold shares of common stock otherwise issuable or (ii) by delivering to the Company shares of common stock already owned by the holder. The maximum number of shares of common stock that may be withheld from any award to satisfy any applicable withholding requirements cannot exceed such number of shares having a fair market value equal to the minimum statutory amount required by the Company to be withheld and paid with respect to such award, except that, as long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Company may allow a number of shares of common stock to be withheld which have an aggregate fair market value that is greater than the applicable minimum required statutory withholding obligation (but that such withholding may not be in excess of the maximum required statutory withholding amount in the holder’s relevant tax jurisdiction).
New Plan Benefits
No awards under the 2019 Equity Plan have been granted or will be granted unless and until the 2019 Equity Plan is approved by the Company’s shareholders at the Annual Meeting. Grants of awards under the 2019 Equity Plan will be in the discretion of the Compensation Committee and any other committee authorized to grant awards under the 2019 Equity Plan. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any awards under the 2019 Equity Plan that may be subject to future grants to employees, officers and directors of the Company and its subsidiaries and other affiliates, or to other persons who will be eligible to participate in the 2019 Equity Plan. Therefore, no new plan benefits table can be provided at this time. For more information on the awards granted under the 2013 Equity Plan to our named executive officers in 2018, see the section above entitled “Outstanding Equity Awards at Fiscal Year-End Table.” For more information on the awards granted under the 2013 Equity Plan to our directors in 2018, see the section above entitled “Director Compensation.”
Registration with the SEC
If the 2019 Equity Plan is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the 2019 Equity Plan with the SEC pursuant to the Securities Act as soon as is practicable after such approval.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker.
You may also request an additional proxy statement and annual report by sending a written request to:
SB One Bancorp
Attn: Linda Kuipers, Secretary
100 Enterprise Drive
Suite 700
Rockaway, New Jersey 07866
Shareholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board is not aware of any other matters that may come before the Annual Meeting. However, in the event such other matters come before the Annual Meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board.
By Order of the Board of Directors,
Linda Kuipers
Secretary
Rockaway, New Jersey
March 25, 2019

Appendix A

SB ONE BANCORP

2019 EQUITY INCENTIVE PLAN

A-i

A-ii

sb oNE Bancorp
2019 Equity INCENTIVE PLAN
1.   PURPOSE
The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, restricted stock, stock units and unrestricted stock. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance conditions. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided in the Plan.
2.   DEFINITIONS
For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:
2.1 “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.
2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
2.3 “Award” means a grant under the Plan of an Option, Restricted Stock, a Stock Unit or Unrestricted Stock.
2.4 “Award Agreement” means the written agreement, in such paper, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
2.5 “Award Stock” will have the meaning set forth in Section 14.3.
2.6 “Benefit Arrangement” will have the meaning set forth in Section 12.
2.7 “Board” means the Board of Directors of the Company.
2.8 “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause will have occurred will be final, binding and conclusive.
2.9 “Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

2.10 “Change in Control” means, subject to Section 15.10, the occurrence of any of the following:
(a) a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;
(b) individuals who on the Effective Date constitute the Board (together with any new directors whose election by such Board or whose nomination by such Board for election by the shareholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;
(c) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction;
(d) there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act); or
(e) there is consummated any liquidation, winding up or dissolution of the Company.
The Committee shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.
2.11 “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section will be deemed to include, as applicable, regulations promulgated under such Code Section.
2.12 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which will be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).
2.13 “Company” means SB One Bancorp, a New Jersey corporation, and any successor thereto.
2.14 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.
2.15 “Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than twelve (12) months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability will mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
2.16 “Effective Date” means [April 24], 2019, subject to approval of the Plan by the Company’s shareholders on such date, the Plan having been approved by the Board on February 27, 2019.
2.17 “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.19 “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which will be determined as of any Determination Date as follows:
(a) If on such Determination Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock will be the closing price of the Stock on such Determination Date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee will designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock will be the closing price of the Stock on the next preceding day on which any sale of Stock will have been reported on such Stock Exchange or such Securities Market.
(b) If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock will be the value of the Stock on such Determination Date as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.19 or Section 15.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 15.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided further, that the Committee shall determine the Fair Market Value of shares of Stock due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options, as described in Section 11.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.
2.20 “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above own more than 50% of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (or such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (or such Grantee) own more than 50% of the voting interests.
2.21 “Fully Diluted Basis” means, as of any date of determination, the sum of  (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination
2.22 “Grant Date” means, as determined by the Committee, the latest to occur of  (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.23 “Grantee” means a person who receives or holds an Award under the Plan.
2.24 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.
2.25 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
2.26 “Option” means an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Section 8.
2.27 “Option Price” means the exercise price for each share of Stock subject to an Option.
2.28 “Other Agreement” will have the meaning set forth in Section 12.
2.29 “Outside Director” means a member of the Board who is not an Employee.
2.30 “Parachute Payment” will have the meaning set forth in Section 12.
2.31 “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
2.32 “Plan” means this SB One Bancorp 2019 Equity Incentive Plan, as amended from time to time.
2.33 “Prior Plan” shall mean the Sussex Bancorp 2013 Equity Incentive Plan.
2.34 “Restricted Period” will have the meaning set forth in Section 9.2.
2.35 “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 9.
2.36 “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.
2.37 “Securities Market” means an established securities market.
2.38 “Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties will not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service will have occurred for purposes of the Plan will be final, binding and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service will be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.
2.39 “Service Provider” means (a) an Employee, officer, or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who provides bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.
2.40 “Share Limit” will have the meaning set forth in Section 4.1.
2.41 “Stock” means the common stock, no par value per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 14.1.
2.42 “Stock Exchange” means the NASDAQ Stock Market, the New York Stock Exchange, or another established national or regional stock exchange.
2.43 “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 9 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

2.44 “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity; provided however, for purposes of Incentive Stock Options, Subsidiary means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f). In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to U.S. generally accepted accounting principles, and (b) in the case of an Award of an Option, such Award would be considered to be granted in respect of  “service recipient stock” under Code Section 409A.
2.45 “Substitute Award” means an Award granted under the Plan in substitution for outstanding awards previously granted under a compensatory plan of a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
2.46 “Ten Percent Shareholder” means a natural person who owns more than ten percent of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) will be applied.
2.47 “Unrestricted Stock” shall mean Stock that is free of any restrictions.
2.48 “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.
3.   ADMINISTRATION OF THE PLAN
3.1 Committee.
3.1.1 Powers and Authorities.
The Committee will administer the Plan and will have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee will have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and will have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations will be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee will have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee will be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.
In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2 Composition of Committee.
The Committee will be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee will be (a) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (b) an independent director in accordance with the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded; provided that any action taken by the Committee will be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.
3.1.3 Other Committees.
The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
3.1.4 Delegation by Committee.
To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the President and Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) “officers” as defined in Rule 16a-1(f) under the Exchange Act or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.
3.2 Board.
The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board will determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.
3.3 Terms of Awards.
3.3.1 Committee Authority.
Subject to the other terms and conditions of the Plan, the Committee will have full and final authority to:
(a) designate Grantees;

(b) determine the type or types of Awards to be made to a Grantee;
(c) determine the number of shares of Stock to be subject to an Award;
(d) establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;
(e) accelerate the exercisability or vesting of an Award or a portion thereof;
(f) prescribe the form of each Award Agreement evidencing an Award;
(g) subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority will include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award will, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and
(h) make Substitute Awards.
3.3.2 Forfeiture; Recoupment.
The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.
Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (i) to the extent set forth in this Plan or an Award Agreement or (ii) to the extent the Grantee is, or in the future becomes, subject to (A) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (B) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.
3.4 No Repricing.
Except in connection with a corporate transaction involving the Company (including any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options to reduce the Option Price of such outstanding Options; (b) cancel outstanding Options in exchange for or substitution of Options with an Option Price that is less than the Option Price of the original Options; (c) cancel outstanding Options with an Option Price above the current stock price in exchange for cash or other securities; or (d) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

3.5 Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV). Any such deferrals will be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a “separation from service” (as defined for purposes of Code Section 409A) occurs.
3.6 No Liability.
No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided that this Section 3.6 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.
3.7 Registration; Share Certificates.
Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.
4.   STOCK SUBJECT TO THE PLAN
4.1 Number of Shares of Stock Available for Awards.
Subject to such additional shares of Stock as will be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 14, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of  (a) three-hundred thousand (300,000) shares of Stock, plus (b) the number of shares of Stock available for future awards under the Prior Plan as of the Effective Date, plus (c) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock and become available for issuance under the Plan (the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for issuance under the Plan will be reserved for issuance pursuant to Incentive Stock Options.
4.2 Adjustments in Authorized Shares of Stock.
In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and/or to grant Substitute Awards under the Plan for such awards. Assumed awards shall not, but Substitute Awards shall, reduce the number of shares of Stock otherwise available for issuance under the Plan, and shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
4.3 Share Usage.
(a) Shares of Stock subject to an Award will be counted as used as of the Grant Date.
(b) Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Section 9.4, will be counted against the share issuance limit set forth in Section 4.1 as one share of Stock for every one share of Stock subject to such Award. A number of shares of Stock equal to at least the target number of shares issuable under a performance-based Award shall be counted against the Share Limit as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the performance-based Award to the extent different from such number of shares.
(c) Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares will be available again for issuance under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1.
(d) The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 11.2, (ii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 15.3 or (iii) purchased by the Company with proceeds from Option exercises.
5.   EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION
5.1 Term.
The Plan shall be effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards which are made under the Prior Plan prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards. The Plan shall terminate on the first to occur of  (a) 11:59pm ET on the day before the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 14.3; provided however, that Incentive Stock Options may not be granted under the Plan more than ten (10) years after the date of the Board’s adoption of the Plan. No Awards may be granted after termination of the Plan, and upon such termination of the Plan, all then-outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).
5.2 Amendment and Termination.
The Board may, at any time and from time to time, amend or suspend the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment or suspension of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, or the Option pricing provisions of Section 8.1, without the approval of the Company’s shareholders. The Board may, at any time, terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no termination of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award.

6.   AWARD ELIGIBILITY AND LIMITATIONS
6.1 Eligible Grantees.
Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee will determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.
6.2 Annual Limitations.
Subject to adjustment as provided in Section 14, the maximum number of shares of Stock subject to Awards granted during a single calendar year to any Outside Director, taken together with any cash fees paid to such Outside Director during the calendar year, shall not exceed six hundred thousand dollars ($600,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that the foregoing limitation shall not apply to the extent that an Outside Director has been or becomes an Employee of the Company during the calendar year.
6.3 Stand-Alone, Additional, Tandem and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee will require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1, but subject to Section 3.4, the Option Price of an Option that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option.
6.4 Minimum Vesting Requirements.
As of the Effective Date, and except with respect to a maximum of five percent (5%) of the Share Limit, (a) any Award (other than a Substitute Award) that vests on the basis of the Grantee’s continued Service shall not provide for vesting which is any more rapid than vesting on the one (1)-year anniversary of the Grant Date, and (b) any Award (other than Substitute Awards) that vests upon the attainment of performance conditions shall provide for a performance period of at least twelve (12) months. Notwithstanding the preceding, the Committee may provide for the earlier vesting, exercisability, and/or settlement under any such Award (i) in the event of the Grantee’s death or Disability or (ii) in connection with a Change in Control. The foregoing five percent (5%) limit shall be subject to adjustment consistent with the adjustment provisions of Section 14 and the share usage rules of Section 4.3.
7.   AWARD AGREEMENT
Each Award granted pursuant to the Plan will be evidenced by an Award Agreement, which will be in such form or forms as the Committee will from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but will be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of an Option will specify whether the Option is intended to be a Nonqualified Stock Option or an Incentive Stock Option, and, in the absence of such specification, the Option will be deemed to constitute a Nonqualified Stock Option. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.   TERMS AND CONDITIONS OF OPTIONS
8.1 Option Price.
The Option Price of each Option will be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option will be at least the Fair Market Value of one share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option will be not less than 110% of the Fair Market Value of one share of Stock on the Grant Date.
8.2 Vesting and Exercisability.
Subject to Sections 6.4, 8.3, 8.4.2, 8.4.3 and 14.3, each Option granted under the Plan will become vested and/or exercisable at such times and under such conditions as will be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing; provided that no Option will be granted to Grantees who are entitled to overtime under Applicable Laws, that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
8.3 Term.
Each Option granted under the Plan will terminate, and all rights to purchase shares of Stock thereunder will cease, on the day before the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the day before the fifth (5th) anniversary of the Grant Date of such Option; and provided further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a Service Provider who is employed or providing services outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee will determine.
8.4 Termination of Service.
8.4.1 Termination of Service.
Unless the Committee otherwise provides in an Award Agreement or unless otherwise provided in another individual written agreement between the Company or any Affiliate and the Grantee, if a Grantee’s Service terminates (other than for Cause and other than upon the Grantee’s death or Disability), the Option may be exercised (to the extent that the Grantee was entitled to exercise the Option as of the date of termination of Service) within the period of time ending on the earlier of  (i) the date thirty (30) days following the termination of the Grantee’s Service (or such longer or shorter period of time specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Grantee does not exercise the Option within the applicable time frame, the Option will terminate.
8.4.2 Disability of Grantee.
Unless the Committee otherwise provides in an Award Agreement or unless otherwise provided in another individual written agreement between the Company or any Affiliate and the Grantee, if a Grantee’s Service terminates as a result of the Grantee’s Disability, (a) 100% of the shares of Stock underlying the Option will immediately vest, effective on the date of termination of Service; and (b) the Option may be exercised (to the extent that the Grantee was entitled to exercise the Option as of the date of termination of Service) within the period of time ending on the earlier of  (i) the date six (6) months following the termination of the Grantee’s Service (or such longer or shorter period of time specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Grantee does not exercise the Option within the applicable time frame, the Option will terminate.
8.4.3 Death of Grantee.
Unless the Committee otherwise provides in an Award Agreement or unless otherwise provided in another individual written agreement between the Company or any Affiliate and the Grantee, if a Grantee’s Service terminates as a result of the Grantee’s death, (a) 100% of the shares of Stock underlying the Option will immediately vest, effective on the date of termination of Service; and (b) the Option may be exercised (to the extent that the Grantee was entitled to exercise the Option as of the date of termination of Service) within the period of time ending on the earlier of  (i) the date twelve (12) months following the termination of the Grantee’s Service (or such longer or shorter period of time specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Grantee’s estate or other beneficiary does not exercise the Option within the applicable time frame, the Option will terminate.
8.4.4 Termination for Cause.
Unless the Committee otherwise provides in an Award Agreement or unless otherwise provided in another individual written agreement between the Company or any Affiliate and the Grantee, if a Grantee’s Service is terminated for Cause, the Option will terminate immediately upon the Grantee’s termination of Service and the Grantee will be prohibited from exercising the Option from and after the time of such termination of Service.
8.5 Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 14, which results in the termination of such Option.
8.6 Method of Exercise.
Subject to the terms of Section 11 and Section 15.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent a notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. The notice of exercise will specify the number of shares of Stock with respect to which such Option is being exercised and will be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7 Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option will have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 14, no adjustment will be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.
8.8 Delivery of Stock.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee will be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as will be consistent with Section 3.7.

8.9 Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option will be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10 Family Transfers.
The Committee, in its sole discretion, may provide either in an applicable Award Agreement or by the subsequent approval of the Committee that a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option will continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option will be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options will be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service will continue to be applied with respect to the original Grantee of the Option, following which such Option will be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11 Limitations on Incentive Stock Options.
An Option will constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 and (d) to the extent such Option fulfills all other requirements under Code Section 422. Except to the extent provided in the regulations under Code Section 422, this limitation will be applied by taking Options into account in the order in which they were granted.
8.12 Notice of Disqualifying Disposition.
If any Grantee makes any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee will notify the Company of such disposition within ten (10) days thereof.
9.   TERMS AND CONDITIONS OF RESTRICTED STOCK and Stock Units
9.1 Grant of Restricted Stock and Stock Units.
Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.
9.2 Restrictions.
Subject to Sections 6.4 and 14.3, at the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.
9.3 Registration; Restricted Share Certificates.
Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration will be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company will hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee will deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates will be delivered to such Grantee, provided that such share certificates will bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.
9.4 Rights of Holders of Restricted Stock.
Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction will be subject to the vesting conditions and restrictions applicable to such Restricted Stock.
9.5 Rights of Holders of Stock Units.
9.5.1 Voting and Dividend Rights.
Holders of Stock Units will have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s shareholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units will be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit that is equal to the per share dividend paid on such shares of Stock. Such Award Agreement also may provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid.
9.5.2 Creditor’s Rights.
A holder of Stock Units will have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.
9.6 Termination of Service.
Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock

Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof will have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or dividend equivalent rights, as applicable, with respect to such Restricted Stock or Stock Units.
9.7 Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.
The Grantee of an Award of Restricted Stock or vested Stock Units will be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price will be payable in a form provided in Section 11 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.
9.8 Delivery of Shares of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock will lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock will, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, will have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 9.8.
10.   TERMS AND CONDITIONS OF UNRESTRICTED STOCK
The Committee may, in its sole discretion, grant (or sell at a purchase price as will be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan, which Awards shall be deducted from the five percent (5%) limitation set forth in Section 6.4. Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
11.   FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
11.1 General Rule.
Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock will be made in cash or in cash equivalents acceptable to the Company.
11.2 Surrender of Shares of Stock.
To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which will be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.
11.3 Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option and payment of any withholding taxes described in Section 15.3 may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 15.3.
11.4 Other Forms of Payment.
To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option, for the purchase price, if any, for Restricted Stock, or for any withholding taxes described in Section 15.3, may be made in any other form that is consistent with Applicable Laws, including (a) with respect to the purchase price of Restricted Stock only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Committee, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the applicable tax withholding amount.
12.   PARACHUTE LIMITATIONS
If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan will be reduced or eliminated:
(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and
(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.
The Company will accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Options, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
13.   REQUIREMENTS OF LAW
13.1 General.
The Company will not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an

Option or otherwise, unless such listing, registration or qualification will have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company will not be required to offer, sell or issue such shares of Stock unless the Committee will have received evidence satisfactory to it that the Grantee or any other person exercising such Option or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing will be final, binding, and conclusive. The Company may register, but will in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company will not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option that may be settled in shares of Stock will not be exercisable until the shares of Stock subject to such Option are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option under circumstances in which the laws of such jurisdiction apply will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
13.2 Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action will be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and will not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.
14.   EFFECT OF CHANGES IN CAPITALIZATION
14.1 Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit and the annual limitation set forth in Section 6.2, will be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding will be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options will not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options, but will include a corresponding proportionate adjustment in the per share Option Price. The conversion of any convertible securities of the Company will not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 will, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options as required to reflect such distribution.
14.2
Reorganization in Which the Company Is the Surviving Entity That Does not Constitute a Change in Control.

Subject to Section 14.3, if the Company will be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option theretofore granted pursuant to the Plan will pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price so that the aggregate Option Price thereafter will be the same as the aggregate Option Price of the shares of Stock remaining subject to the Option as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award will apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 14.2, performance-based Awards shall be adjusted, including any adjustment to the performance conditions applicable to such Awards deemed appropriate by the Committee and including any adjustment so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the performance-based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.
14.3 Change in Control.
(a) Subject to Section 14.3(b), upon the occurrence of a Change in Control, all outstanding Restricted Stock will be deemed to have vested, all Stock Units will be deemed to have vested, and the shares of Stock and/or cash subject thereto will be delivered immediately prior to the occurrence of such Change in Control, and either or both of the following two actions will be taken:
(i) At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options outstanding hereunder will become immediately exercisable and will remain exercisable for a period of fifteen (15) days, which exercise will be effective upon such consummation. Any exercise of an Option during such fifteen (15)-day period will be conditioned upon the consummation of the applicable Change in Control and will be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options will terminate. The Committee will send notice of an event that will result in such a termination to all natural persons and entities who hold Options not later than the time at which the Company gives notice thereof to its shareholders.
and/or
(ii) The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock and/or Stock Units and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock and Stock Units (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options, equal to the product of the number of shares of Stock subject to such Options (the “Award Stock”) multiplied by the amount, if any, by which (i) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (ii) the Option Price applicable to such Award Stock.
(b) For Awards that vest on the basis of the achievement of future corporate or individual performance goals, upon the occurrence of a Change in Control, such performance-based Awards shall vest, if at all, immediately prior to the occurrence of such Change in Control (i) based first upon actual performance of the performance goals as of a date reasonably proximal to the date of consummation of such Change in Control (based on pro-rated performance metrics through such date), as determined by the Committee, in its sole discretion (however, if actual performance is not determinable, as determined by the Committee, in its sole discretion, then based upon deemed achievement of target performance), and (ii) then further pro-rated based upon the ratio of the number of days from the first day of the applicable performance period to and including the date of consummation of such Change in Control to the total number of days in the applicable performance period. After application of this Section 14.3(b), if any Awards arise from application of this Section 14.3(b), such Awards shall then be settled under the applicable provision of Section 14.3(a).
14.4 Adjustments.
Adjustments under this Section 14 related to shares of Stock or other securities of the Company will be made by the Committee, whose determination in that respect will be final, binding and conclusive. No fractional shares or other securities will be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment will be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 14.1, 14.2 and 14.3. This Section 14 will not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.
14.5 No Limitations on Company.
The making of Awards pursuant to the Plan will not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.
15.   GENERAL PROVISIONS
15.1 Disclaimer of Rights.
No provision in the Plan or in any Award or Award Agreement will be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan will be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan will be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards will in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
15.2 Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

15.3 Withholding Taxes.
The Company or an Affiliate, as the case may be, will have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee will pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee will pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered will have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation will be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 15.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of shares of Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Grantee’s relevant tax jurisdictions).
15.4 Captions.
The use of captions in the Plan or any Award Agreement is for convenience of reference only and will not affect the meaning of any provision of the Plan or such Award Agreement.
15.5 Construction.
Unless the context otherwise requires, all references in the Plan to “including” will mean “including without limitation.”
15.6 Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
15.7 Number and Gender.
With respect to words used in the Plan, the singular form will include the plural form and the masculine gender will include the feminine gender, as the context requires.
15.8 Severability.
If any provision of the Plan or any Award Agreement will be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof will be severable and enforceable in accordance with their terms, and all provisions will remain enforceable in any other jurisdiction.

15.9 Governing Law.
The validity and construction of the Plan and the instruments evidencing the Awards hereunder will be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
15.10 Code Section 409A.
The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s termination of  “separation from service” (as defined for purposes of Code Section 409A will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier).
Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.
Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.
* * *

To record adoption of the Plan by the Board as of February 27, 2019, and approval of the Plan by the shareholders on [April 24], 2019, the Company has caused its authorized officer to execute the Plan.
SB ONE Bancorp
By:

Title:
Signature Page to the SB One Bancorp 2019 Equity Incentive Plan

ANNUAL MEETING OF SHAREHOLDERS OF SB One BANCORP April 24, 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.snl.com/irweblinkx/genpage.aspx?IID=4015338&GKP=203214 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O Richard Branca O Salvatore A. Davino O Anthony Labozzetta O Michael F. Lombardi O Robert McNerney 2. Ratification of the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. Consideration and approval of a non-binding advisory resolution on the compensation of our named executive officers. 4. Consideration of a non-binding advisory vote on the frequency of the shareholder advisory vote on the compensation of our named executive officers. 5. Consideration and approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock. 6. Consideration and approval of the SB One Bancorp 2019 Equity Incentive Plan. The proxies are authorized to vote in accordance with their discretion with respect to such other business as may properly come before the meeting. This Proxy will be voted as directed but, if no direction is indicated, it will be voted FOR the election of all nominees in Item 1 and FOR the proposals list-ed in Items 2, 3, 5 and 6, and “1 year” for proposal 4. The Board of Directors unanimously recommends a vote FOR the nominees named in Item 1, a vote FOR the proposals in Items 2, 3, 5 and 6, and “1 year” for proposal 4. PLEASE SIGN AND DATE BELOW, AND RETURN. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the e n v e l o p e p r o v i d e d . 20530304030300000000 1 042419 INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. FOR AGAINST ABSTAIN 1 YEAR 2 YEARS 3 YEARS ABSTAIN FOR AGAINST ABSTAIN

0 14475 PROXY SB One BANCORP THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 24, 2019 The undersigned hereby appoints Adriano Duarte and Linda Kuipers, and each of them, as proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of SB One Bancorp to be held at 100 Enterprise Drive, Suite 700, Rockaway, New Jersey, 07866, on the 24th of April, 2019, at 10:00 a.m. and at any adjournments or postponements thereof, and to vote as specified on the reverse side all shares of stock, as designated on the reverse side, which the undersigned may be entitled to vote at such meeting, and with all other powers which the undersigned would possess if personally present. CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE From Highway 81 North Exit 18 (Harrison/Adams) Continue straight through 4 lights Hotel is on the right From Highway 81 South Exit 18 (Harrison/Adams) Continue to Adams St. Make a U-Turn at Adams to Almond Go through 3 lights Hotel is on the right From Highway 690 West Exit 13 Townsend St. Turn left onto Townsend DIRECTIONS TO THE CROWNE PLAZA SYRACUSE HOTEL CONFERENCE CENTER 701 East Genesee Street, Syracuse, New York http://www.cpsyracuse.com/index.php 1.1